SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                       The Bank of New York Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

[GRAPHIC OMITTED]                           One Wall Street, New York, NY 10286

================================================================================

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS of The Bank of New York Company, Inc. (the "Company")

WHERE: AT THE BANK OF NEW YORK, 101 BARCLAY STREET, NEW YORK, NEW YORK.
WHEN: ON TUESDAY, APRIL 12, 2005, 9:00 A.M. LOCAL TIME.

TO VOTE ON THE FOLLOWING MATTERS:

    1. To elect thirteen directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified;

    2. To ratify the appointment by the Audit and Examining Committee of the Board of Directors of Ernst & Young LLP as the Company's independent public accountants for the current fiscal year;

    3.  To consider a shareholder proposal with respect to cumulative voting;

    4. To consider a shareholder proposal with respect to executive compensation; and

    5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on February 22, 2005 will be entitled to notice of and to vote at the Annual Meeting or any adjournment.

                             YOUR VOTE IS IMPORTANT
PLEASE VOTE REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, SO THAT YOUR VOTE MAY BE COUNTED.

You can vote by:

    o   Internet;

    o   telephone; or

    o completing, dating, signing and mailing the enclosed proxy card promptly in the return envelope provided.

We hope you will be able to attend.
By order of the Board of Directors,


/s/ Thomas A. Renyi                                        /s/ Raymond J. Dorado
Thomas A. Renyi                                            Raymond J. Dorado
CHAIRMAN OF THE BOARD                                      ASSISTANT SECRETARY

March 14, 2005



TABLE OF CONTENTS
Notice of Annual Meeting..............................................................................    Cover
Who Can Vote..........................................................................................        1
What is a Proxy.......................................................................................        1
How to Vote...........................................................................................        1
Board of Directors and Director Compensation..........................................................        2
         Director Independence........................................................................        3
         Communications with the Board................................................................        3
         Committees of the Board......................................................................        3
         Compensation Committee Interlocks............................................................        5
         Charitable Contributions.....................................................................        5
ITEM 1:  ELECTION OF DIRECTORS........................................................................        5
         Nominees for Election as Directors...........................................................        5
         Security Ownership by Management.............................................................       11
2004 Audit Committee Report...........................................................................       11
Audit Fees, Audit Related Fees, Tax Fees, All Other Fees..............................................       14
Other Services Provided by Ernst & Young LLP..........................................................       15
Executive Compensation and Other Information..........................................................       15
Summary Compensation Table............................................................................       16
Option Grants.........................................................................................       17
Option Exercises......................................................................................       17
Compensation and Organization Committee Report on Executive Compensation for 2004.....................       18
Stock Performance Graph...............................................................................       22
Employment Agreements and Related Matters.............................................................       23
Pension Plan Table and Discussion.....................................................................       25
Equity Compensation Plans.............................................................................       26
Directors' and Officers' Liability Insurance..........................................................       26
Certain Relationships and Related Transactions........................................................       26
Section 16(a) Beneficial Ownership Reporting Compliance...............................................       28
Stock Ownership of Certain Beneficial Owners..........................................................       28
ITEM 2:  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS...............................................       28
ITEM 3:  SHAREHOLDER PROPOSAL WITH RESPECT TO CUMULATIVE VOTING.......................................       29
ITEM 4:  SHAREHOLDER PROPOSAL WITH RESPECT TO EXECUTIVE COMPENSATION..................................       30
Shareholder Proposals for the 2006 Annual Meeting.....................................................       31
Exhibit A: Guidelines for Determining Director Independence...........................................      A-1
Exhibit B: Audit and Examining Committee Charter......................................................      B-1



[GRAPHIC OMITTED]                            One Wall Street, New York, NY 10286

================================================================================

PROXY STATEMENT

THIS IS YOUR PROXY STATEMENT. IT GIVES YOU THE INFORMATION YOU NEED TO VOTE YOUR SHARES AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS.

This Proxy Statement and the enclosed proxy card are being sent to you by the Board of Directors of The Bank of New York Company, Inc. (the "Company", "we" or "us") in connection with the solicitation of proxies for the Annual Meeting of Shareholders (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about March 14, 2005.

THE ANNUAL MEETING WILL BE HELD ON APRIL 12, 2005 AT THE BANK OF NEW YORK, 101 BARCLAY STREET, NEW YORK, NEW YORK, AT 9:00 A.M. LOCAL TIME.

WHO CAN VOTE. The Board of Directors has fixed February 22, 2005 as the Record Date. Only shareholders whose names appeared on the books of the Company at the close of business on the Record Date will be entitled to be notified of and to vote at the Annual Meeting or any adjournment. The outstanding voting stock of the Company on the Record Date was 779,219,922 shares of Common Stock ($7.50 par value) ("Common Stock"). Each share is entitled to one vote. The Company's By-laws state that the presence at the Annual Meeting of the holders of a majority of the shares of the Company entitled to vote at such meeting constitutes a quorum for the transaction of business.

WHAT IS A PROXY? A proxy is an authorization to vote. Your proxy gives us authority to vote your shares and tells us how to vote your shares at the Annual Meeting or any adjournment. Three officers of the Company, who are called "proxies" and are named on the proxy card, will vote your shares at the Annual Meeting according to the instructions you give on the proxy card, or by telephone or Internet. A proxy card is enclosed.

HOW TO VOTE.

You can vote your shares by proxy by:

    1.  Internet;

    2.  telephone; or

    3. completing, dating, signing and mailing the enclosed proxy card in the return envelope provided.

Read the enclosed card for instructions on how to vote over the Internet or by telephone.

You have the right to revoke your proxy at any time before it is voted by filing with the Office of the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may attend the Annual Meeting and vote in person, whether or not you previously submitted a proxy.

Each proxy submitted will be voted as directed, but if you sign and return a proxy card without giving specific voting instructions, your shares will be voted for the election of the nominees for directors named in this Proxy Statement, for ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants, and against the shareholder proposals set forth in Items 3 and 4 of this Proxy Statement. We are not now aware of any other matters to be presented except for those described in this Proxy Statement. If any other matters are presented at the meeting, the proxies may use their own judgment to decide how to vote your shares. Should any nominee for director named in this Proxy Statement become unable or unwilling to accept nomination or election, which is not anticipated, the persons acting as proxies will vote for the election of such other person, if any, as the

Board of Directors may recommend. If the Annual Meeting is adjourned, your shares may be voted by the proxies on the new meeting date unless you have revoked your proxy.

THE NOMINEES FOR DIRECTOR WHO RECEIVE THE HIGHEST NUMBER OF "FOR" VOTES CAST WILL BE ELECTED. THE "FOR" VOTE OF A MAJORITY OF THE VOTES CAST IS SUFFICIENT TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AND APPROVE THE SHAREHOLDER PROPOSALS.

FOR PURPOSES OF DETERMINING THE VOTES CAST WITH RESPECT TO ANY MATTER PRESENTED FOR CONSIDERATION AT THE ANNUAL MEETING, ONLY THOSE VOTES CAST "FOR" OR "AGAINST" ARE COUNTED. PURSUANT TO NEW YORK LAW, ABSTENTIONS, BROKER "NON-VOTES" (OR VOTES "WITHHELD" IN THE ELECTION OF DIRECTORS) WILL NOT BE COUNTED. A BROKER NON-VOTE OCCURS WHEN A BROKER, BANK OR OTHER NOMINEE WHICH HOLDS COMPANY SHARES RETURNS A PROXY TO THE COMPANY BUT CANNOT VOTE THE SHARES IT HOLDS BECAUSE IT HAS NOT RECEIVED VOTING INSTRUCTIONS FROM THE SHAREHOLDER AND THE MATTER TO BE VOTED ON IS NOT "ROUTINE" UNDER NEW YORK STOCK EXCHANGE ("NYSE") RULES. NYSE RULES ALLOW BROKERS, BANKS AND OTHER NOMINEES TO VOTE SHARES HELD BY THEM ON MATTERS THAT THE NYSE DETERMINES TO BE ROUTINE, EVEN THOUGH THE BROKER, BANK OR NOMINEE HAS NOT RECEIVED INSTRUCTIONS FROM THE SHAREHOLDER.

The Company will pay the cost of soliciting proxies. In addition to soliciting proxies by mail, proxies may be solicited in person or by telephone, fax or e-mail by officers and regular employees of the Company and its subsidiaries who will not be specifically compensated therefor. The Company has engaged Morrow & Co., Inc. to assist in the solicitation of proxies for a fee of $17,500 plus reimbursement for out-of-pocket expenses. The Company will also reimburse brokers or other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

BOARD OF DIRECTORS AND DIRECTOR COMPENSATION

The Company is a financial holding company whose principal subsidiary is The Bank of New York (the "Bank"). The Company and the Bank are incorporated under the laws of the State of New York. The interests of shareholders are represented by the Board of Directors (the "Board"), which oversees the business and management of the Company. Information concerning the members of the Board of Directors who are standing for re-election is set forth below under the caption "Nominees for Election as Directors." This solicitation of proxies is intended to give all shareholders a chance to vote for the persons who are to be their representatives in the governance of the Company.

In accordance with New York law, the Company's By-laws set forth the Board's responsibilities and establish various corporate authorizations. The By-laws also deal with the organization of the Board, which is described below. The Board has the power to amend the By-laws. The Board has adopted Corporate Governance Guidelines and a Code of Conduct which are available on the Company's website, www.bankofny.com.

Directors are elected to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

During 2004, the Board of Directors of the Company met a total of ten times. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees thereof on which such director served during 2004. The Board of the Bank, which during 2004 included all the members of the Board of Directors of the Company, met a total of ten times.

Non-management directors, all of whom were determined to be independent (as discussed below) met in Executive Session without management five times during 2004. Until April, 2004, these sessions were chaired by Mr. Luke, who is Chairman of the Nominating and Governance Committee, and after April, 2004, these sessions were chaired by Mr. Kogan, who is Chairman of the Compensation and Organization Committee. Pursuant to the Company's Corporate Governance Guidelines, the position of Presiding Director at Executive Sessions (the "Presiding Director") rotates among the Chairmen of the Nominating and Governance Committee, the Compensation and Organization Committee and the Audit and Examining Committee.

All directors then serving on the Board attended the 2004 Annual Meeting of Shareholders except Mr. Biondi. Directors are expected to attend the annual meeting of shareholders, except in extenuating circumstances.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that all of the directors, other than Messrs. Renyi, Hassell and Griffith, are independent under the NYSE Listing Standards, which set forth certain criteria for determining whether a director is independent. The Board's determinations of director independence were made in accordance with the Guidelines for Determining Director Independence, which are included in this Proxy Statement as Exhibit A and which also appear on the Company's website, www.bankofny.com. Please also see "Certain Relationships and Related Transactions."

COMMUNICATIONS WITH THE BOARD

The procedure for communicating with the non-management director presiding at Executive Sessions or the entire Board is set forth on the Company's website, www.bankofny.com.

COMMITTEES OF THE BOARD

The Board of Directors of the Company has appointed several committees which have responsibility for particular corporate matters and has adopted the committee charters referred to below. There follows a description of these committees and their functions, including certain information concerning the directors who serve on such committees and are standing for re-election.

The Board of Directors of the Company has a Nominating and Governance Committee (the "Nominating Committee") whose members during 2004 were Messrs. Luke (Chairman), Kogan, Malone and Pozen. All of the members of the Nominating
Committee are independent under the NYSE Listing Standards. The Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors and recommending to the Board of Directors the Corporate Governance Guidelines of the Company. The Nominating Committee's charter is available on the Company's website, www.bankofny.com. The Nominating Committee is willing to consider nominees for future election to the Board recommended by shareholders. Shareholders may submit in writing the names and qualifications of proposed nominees to the Nominating Committee, c/o the Office of the Secretary of the Company. Nominees proposed by shareholders receive the same consideration and evaluation as nominees proposed by management or directors. The Nominating Committee identifies candidates among individuals recommended to the Nominating Committee and may also search for candidates, based upon the needs of the Company for particular expertise or experience, through search firms and business contacts. The Nominating Committee reviews the qualifications of individuals suggested by shareholders, management and directors as potential candidates. The criteria for selecting nominees for election as directors of the Company include, but are not limited to, experience, accomplishments, education, skills, and personal and professional integrity. The Nominating Committee met two times during 2004.

The Board of Directors of the Company annually appoints an Audit and Examining Committee (the "Audit Committee") whose members during 2004 were Ms. Rein (Chairman), and Messrs. Donofrio, Kowalski, Myners, Pozen and Richardson. The Board determined that all of the directors who serve on the Audit Committee are independent under Securities and Exchange Commission ("SEC") regulations implementing the audit committee member requirements of the Sarbanes-Oxley Act of 2002 and are also independent under the NYSE Listing Standards. The functions of the Audit Committee are described in its charter, a copy of which is attached to this Proxy Statement as Exhibit B and is also available on the Company's website, www.bankofny.com. Two of the members of the Audit Committee each serve on the audit committees of two other public companies. In accordance with the provisions of the Audit Committee Charter, the Board has determined that their duties on the other boards do not impair their ability to serve effectively on the Audit Committee of the Company. The Board of Directors has determined that all members of the Audit Committee are financially literate. A number of the members of the Audit Committee are considered by the Board to have financial expertise, and, in 2004, the Board named Ms. Catherine A. Rein as the Company's audit committee financial expert, as defined under SEC regulations. The Audit Committee met seven times in 2004.

The Board of Directors of the Company has a Compensation and Organization Committee (the "Compensation Committee") whose members during 2004 were Messrs. Kogan (Chairman), Biondi, Luke and Malone. The Board determined that all of the directors who serve on the Compensation Committee are independent under the NYSE Listing Standards. The Compensation Committee, whose charter is available on the Company's website, www.bankofny.com, is responsible for matters of executive compensation and administration of the Company's incentive compensation plans. The Compensation Committee met five times during 2004.

The Board of Directors of the Company has a Pension Committee whose members during 2004 were Messrs. Richardson (Chairman) and Scott and Ms. Rein. The Pension Committee is responsible for overseeing the funded status of the Company's plans that are subject to the Employee Retirement Income Security Act of 1974, for periodically amending such plans to meet the Company's objectives as plan sponsor, and for reporting to the Board on these matters. The Pension Committee met two times during 2004.

The Board of Directors of the Company has a Risk Committee whose members during 2004 were Messrs. Donofrio (Chairman), Kowalski, Myners, Richardson, Roberts and Scott and Ms. Rein. The Risk Committee assists the Board of Directors in assessing and reviewing the risk management activities of the Company and its subsidiaries, including those risks associated with the extension of credit and market activities. The Risk Committee met four times during 2004.

The Board of Directors of the Company has an Executive Committee whose members during 2004 were Messrs. Renyi (Chairman), Donofrio, Griffith, Hassell, Kogan, Kowalski, Luke, Malone, Richardson and Roberts and Ms. Rein. The Executive Committee has the full authority of the Company's Board of Directors, except for limitations relating to major corporate matters. The Executive Committee held no meetings in 2004.

During 2004, each director who was not an officer of the Company or its subsidiaries received an annual retainer of $30,000 and 2,400 shares of Common Stock pursuant to the Directors' Retainer Plan. In addition, each director who was not an officer of the Company or its subsidiaries received a fee of $1,800 for each meeting of the Board and of any committee which the director attended. The Chairman of the Audit Committee received an additional annual retainer of $10,000, the Chairman of the Risk Committee received an additional annual retainer of $7,000, the Chairman of the Compensation Committee received an additional annual retainer of $5,000, and the Chairmen of the other committees of the Board each received an additional annual retainer of $3,000. A director who serves on the boards of both the Company and the Bank receives only one retainer. If the boards of the Company and the Bank meet on the same day, only one meeting fee is paid for attendance at both meetings.

Officers of the Company and its subsidiaries do not receive any compensation for service on the boards of the Company or its subsidiaries, or the committees of the boards.

Under the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc. (the "Directors' Deferred Compensation Plan"), each director who is not an officer of the Company or any of its subsidiaries may elect to defer payment of all or a portion of the director's annual retainer and meeting fees. In accordance with the director's election, pursuant to the terms of the Directors' Deferred Compensation Plan, deferred retainer and meeting fees are allocated to accounts on the Company's books corresponding to selected investment funds which were available in 2004 under the Company's Employee Savings & Investment Plan. The accounts are adjusted to reflect the investment performance of such funds. All payments are made in cash, except that payment is made in shares of Common Stock with respect to amounts allocated to the Company stock fund. The Directors' Deferred Compensation Plan contains provisions for the payment of each director's account balance upon such director's termination following a Change of Control (as defined in the Directors' Deferred
Compensation Plan), retirement, death or other termination of services as a director. The Directors' Deferred Compensation Plan is not funded and payments are made from the Company's general assets.

On September 9, 2003, Mr. Kogan and Schering-Plough Corporation, of which Mr. Kogan is the former Chairman/CEO, entered into a settlement with the U.S. Securities and Exchange Commission to resolve issues arising from the SEC's inquiry into certain meetings by Schering-Plough Corporation with investors. Without admitting or denying any allegations of the SEC, Mr. Kogan agreed in connection with the settlement not to commit any future violations of Regulation FD and related securities laws.

COMPENSATION COMMITTEE INTERLOCKS

Mr. Malone, a member of the Compensation Committee, had certain business relationships with the Company which are disclosed under the caption "Certain Relationships and Related Transactions" in this Proxy Statement.

CHARITABLE CONTRIBUTIONS

In 2004, the Company did not make any contributions to any charitable organization of which a director of the Company was an executive officer which exceeded the greater of $1 million or two percent of the charitable organization's consolidated gross revenues.

MR. GRIFFITH

After nearly four decades of dedicated service, Alan R. Griffith, Vice Chairman since 1994, announced his plans to retire. Accordingly he will not be standing for re-election to the Board.

MR. POZEN

Mr. Pozen announced that he will not be standing for re-election as a member of the Board due to the Company's expanding activities in investment management and the potential for future conflicts with his chairmanship of MFS Investment Management.

ITEM 1. ELECTION OF DIRECTORS

Unless contrary instructions are given, the persons designated as proxies intend to vote on behalf of shareholders for the election of the nominees listed in the following pages. If any nominee becomes unable or unwilling to accept nomination or election, the persons designated as proxies intend to vote on behalf of shareholders for the election of such other person, if any, as the Board of Directors may recommend. The directors elected will hold office until the next annual meeting and until their successors have been elected and qualified.

NOMINEES FOR ELECTION AS DIRECTORS

The following pages show each nominee for election as a director, his or her age, his or her principal occupation during the past five years, certain other directorships and trusteeships held, the year in which he or she became a director of the Company, and his or her holdings of Common Stock, all as of February 22, 2005. All nominees who are presently serving as directors were elected to their present term of office by the shareholders.

The following information has been furnished by the nominees.

NOMINEE,
YEAR ELECTED
A DIRECTOR
AND SECURITIES       PRINCIPAL OCCUPATION
OWNED (1)            AND OTHER INFORMATION
================================================================================

[GRAPHIC OMITTED]    SENIOR  MANAGING   DIRECTOR  OF  WATERVIEW   ADVISORS  LLC,
                     INVESTMENT  ADVISER TO  WATERVIEW  PARTNERS  LLC, A PRIVATE
   FRANK J.          EQUITY   LIMITED   PARTNERSHIP   FOCUSED   ON   MEDIA   AND
  BIONDI, JR.        ENTERTAINMENT
     1995
COMMON SHARES:       Senior   Managing   Director  of  WaterView   Advisors  LLC
    27,319           (formerly Biondi, Reiss Capital Management LLC) from March,
                     1999 to present.  Chairman and Chief  Executive  Officer of
                     Universal  Studios  from 1996  through  1998.  Director  of
                     Amgen, Inc., The Bank of New York, Harrah's  Entertainment,
                     Inc.,  Hasbro,  Inc. and the Museum of  Television & Radio.
                     Age 60.





[GRAPHIC OMITTED]    SENIOR VICE PRESIDENT,  TECHNOLOGY AND MANUFACTURING OF IBM
                     CORPORATION,   DEVELOPER  AND   MANUFACTURER   OF  ADVANCED
  NICHOLAS M.        INFORMATION TECHNOLOGIES
   DONOFRIO
     1999            Senior Vice President,  Technology and Manufacturing of IBM
COMMON SHARES:       Corporation  from  August,  1997 to  present.  Senior  Vice
    15,603           President,  Server Group of IBM  Corporation  from January,
                     1995 to  August,  1997.  Director  of The Bank of New York.
                     Member of the Board of Trustees of  Rensselaer  Polytechnic
                     Institute. Chairman Emeritus of the Board of Directors of the National Action Council for Minorities in Engineering,
                     Inc. (NACME). Age 59.


[GRAPHIC OMITTED]    PRESIDENT  OF THE BANK OF NEW YORK  COMPANY,  INC.  AND THE
                     BANK OF NEW YORK
  GERALD L.
   HASSELL           President  of The Bank of New York  Company,  Inc.  and The
     1998            Bank of New York since  September,  1998.  Senior Executive
COMMON SHARES:       Vice  President of The Bank of New York Company,  Inc. from
  1,028,894          August, 1998, and Senior Executive Vice President and Chief
                     Commercial  Banking  Officer  of The Bank of New York  from
                     December, 1994 to September, 1998. Executive Vice President of The Bank of New York from June, 1990 to December, 1994.
                     Director of The Bank of New York and Private Export Funding
                     Corporation.  Trustee  of Big  Brothers/Big  Sisters of New
                     York City. Member of the Financial Services  Roundtable and
                     Financial  Services  Forum.  Member of Board of Visitors of
                     Duke University Fuqua School of Business. Age 53.

NOMINEE,
YEAR ELECTED
A DIRECTOR
AND SECURITIES       PRINCIPAL OCCUPATION
OWNED (1)            AND OTHER INFORMATION
================================================================================

[GRAPHIC OMITTED]    RETIRED   PRESIDENT   AND  CHIEF   EXECUTIVE   OFFICER   OF
                     SCHERING-PLOUGH CORPORATION, MANUFACTURER OF PHARMACEUTICAL
   RICHARD J.        AND CONSUMER PRODUCTS
    KOGAN
     1996            President and Chief  Executive  Officer of  Schering-Plough
COMMON  SHARES:      Corporation from November,  1996 to April,  2003.  Chairman
    21,600           from November, 1998 to November,  2002. President from 1986 to  November,  1998.  Principal  of The  KOGAN  Group  LLC.
                     Director  of The  Bank of New  York  and  Colgate-Palmolive
                     Company.  Member  of the  Board  of  Trustees  of New  York
                     University and The Saint Barnabas  Corporation  and Medical
                     Center. Member of the Council on Foreign Relations. Age 63.


[GRAPHIC OMITTED]    CHAIRMAN  AND CHIEF  EXECUTIVE  OFFICER  OF  TIFFANY & CO.,
                     INTERNATIONAL DESIGNERS,  MANUFACTURERS AND DISTRIBUTORS OF
  MICHAEL  J.        JEWELRY  AND FINE  GOODS
   KOWALSKI
    2003             Chairman  of Tiffany & Co. from  January,  2003 to present,
COMMON SHARES:       and Chief Executive Officer since February, 1999. President
   10,966            of  Tiffany & Co.  from  January,  1996 to  January,  2003.
                     Executive Vice President from March, 1992 to January, 1996.
                     Chief  Operating  Officer from  January,  1997 to February,
                     1999.  Director of The Bank of New York,  Fairmont Hotels &
                     Resorts,  Inc.,  Tiffany & Co.  and  Jewelers  of  America.
                     Trustee of the Wildlife Conservation Society and the National Parks Conservation Association. Age 52.


[GRAPHIC OMITTED]    CHAIRMAN  AND  CHIEF  EXECUTIVE   OFFICER  OF  MEADWESTVACO
                     CORPORATION, MANUFACTURER OF PAPER, PACKAGING AND SPECIALTY
    JOHN A.          CHEMICALS
   LUKE, JR.
     1996            Chairman of MeadWestvaco Corporation from December, 2002 to
 COMMON SHARES:      present and Chief  Executive  Officer since January,  2002.
    21,200           President of MeadWestvaco Corporation from January, 2002 to
                     April,  2003.  Chairman,   President  and  Chief  Executive
                     Officer of Westvaco Corporation from 1996 to January, 2002.
                     President   and  Chief   Executive   Officer  of   Westvaco
                     Corporation  from  1992  to  January,   2002.  Director  of
                     American  Forest  and  Paper  Association,  The Bank of New
                     York,  FM  Global,  MeadWestvaco  Corporation,  The  Timken
                     Company, The Tinker Foundation and the United Negro College
                     Fund.  Trustee  of  Lawrence  University  and the  American
                     Enterprise Institute for Public Policy Research. Age 56.

NOMINEE,
YEAR ELECTED
A DIRECTOR
AND SECURITIES       PRINCIPAL OCCUPATION
OWNED (1)            AND OTHER INFORMATION
================================================================================

[GRAPHIC OMITTED]    CHAIRMAN  OF  LIBERTY  MEDIA   CORPORATION,   PRODUCER  AND
                     DISTRIBUTOR OF  COMMUNICATIONS,  INFORMATIONAL  PROGRAMMING
    JOHN C.          AND ELECTRONIC RETAILING SERVICES
    MALONE
     1986            Chairman of Liberty Media Corporation from October, 1990 to
 COMMON SHARES:      present.  Chairman,  CEO and  President  of  Liberty  Media
    44,400           International, Inc. from June, 2004 to present. Chairman of
                     Tele-Communications,  Inc.  from  November,  1996 and Chief
                     Executive  Officer  from  January,  1994  to  March,  1999.
                     Director of The Bank of New York, CATO  Institute,  Liberty
                     Media Corporation,  Liberty Media  International,  Inc. and
                     UnitedGlobalCom,  Inc. Member of Shareholders  Committee of
                     Discovery Communications, Inc. Age 63.


[GRAPHIC OMITTED]    CHAIRMAN OF GUARDIAN  MEDIA GROUP PLC, A UK MEDIA  BUSINESS
                     WITH  INTERESTS  IN  NATIONAL  AND  COMMUNITY   NEWSPAPERS,
     PAUL            MAGAZINES  AND RADIO
  MYNERS, CBE
     2002            Chairman of Guardian  Media Group plc from 2000 to present.
COMMON SHARES:       Chairman  of Marks and  Spencer  PLC from 2004 to  present.
    10,200           Chairman of Gartmore Investment Management plc from 1986 to
                     2001.  Director of The Bank of New York and Marks & Spencer
                     PLC. Chairman of Aspen Insurance Holdings Limited. Chairman of Tate. Trustee of Glyndebourne Opera. Age 56.


 [GRAPHIC OMITTED]   SENIOR  EXECUTIVE VICE  PRESIDENT AND CHIEF  ADMINISTRATIVE
                     OFFICER OF METLIFE,  INC., INSURANCE AND FINANCIAL SERVICES
 CATHERINE A.
     REIN            Senior  Executive Vice  President and Chief  Administrative
     1981            Officer of Metlife,  Inc.  from  January,  2005 to present.
COMMON SHARES:       President  and  Chief  Executive  Officer  of  Metropolitan
    75,507           Property and Casualty Insurance Company from March, 1999 to
                     January,  2005.  Senior  Executive Vice  President-Business
                     Services  Group and Corporate  Development  and Services of
                     Metropolitan Life Insurance Company from February,  1998 to
                     March, 1999. Director of The Bank of New York,  FirstEnergy
                     Corp. and New England  Financial,  Inc.  Trustee of the New
                     York University Law Center Foundation. Age 62.

NOMINEE,
YEAR ELECTED
A DIRECTOR
AND SECURITIES       PRINCIPAL OCCUPATION
OWNED (1)            AND OTHER INFORMATION
================================================================================

 [GRAPHIC OMITTED]   CHAIRMAN  AND CHIEF  EXECUTIVE  OFFICER  OF THE BANK OF NEW
                     YORK COMPANY, INC. AND THE BANK OF NEW YORK
   THOMAS A.
     RENYI           Chairman of The Bank of New York Company, Inc. and The Bank
     1992            of New York since February,  1998. Chief Executive  Officer
COMMON SHARES:       of The Bank of New York  Company,  Inc.  since July,  1997.
   1,450,957         President of The Bank of New York Company, Inc. from March,
                     1992 to September,  1998.  Chief  Executive  Officer of The
                     Bank of New York since  January,  1996 and  President  from
                     December, 1994 to September, 1998. Chief Operating Officer of The Bank of New York from December, 1994 to January,
                     1996.  Vice  Chairman  of The Bank of New York from 1992 to
                     1994. Director of The Bank of New York, Lincoln Center for the Performing Arts, The New York Clearing House, Public
                     Service  Enterprise  Group, Inc. and United Way of New York
                     City.  Member  of the  Board  of  Managers  of The New York
                     Botanical Garden. Member of the Boards of Trustees of Bates
                     College and Rutgers,  the State  University.  Member of the
                     Board of Executives of the New York Stock Exchange. Age 58.


 [GRAPHIC OMITTED]   PRESIDENT  AND  CHIEF  EXECUTIVE  OFFICER  OF W.K.  KELLOGG
                     FOUNDATION,   A  PRIVATE  FOUNDATION
  WILLIAM C.
  RICHARDSON         President  and  Chief  Executive  Officer  of W.K.  Kellogg
     1998            Foundation since August,  1995.  President and Professor of
COMMON SHARES:       Health Policy and Management, Johns Hopkins University from
    16,814           1990 to 1995.  Director  of The Bank of New  York,  Kellogg
                     Company, Exelon Corporation and CSX Corporation. Trustee of the W.K. Kellogg Foundation Trust. Age 64.


 [GRAPHIC OMITTED]   CHAIRMAN AND CEO OF COMCAST CORPORATION, DEVELOPER, MANAGER
                     AND  OPERATOR  OF  BROADBAND   COMMUNICATION  NETWORKS  AND
    BRIAN L.         PROVIDER OF CONTENT
    ROBERTS
     1999            Chairman of Comcast  Corporation from June, 2004 to present
 COMMON SHARES:      and  CEO  since  November,   2002.   President  of  Comcast
    18,271           Corporation  since 1990.  Director of The Bank of New York,
                     Comcast Corporation and Comcast Holdings  Corporation.  Age
                     45.

NOMINEE,
YEAR ELECTED
A DIRECTOR
AND SECURITIES       PRINCIPAL OCCUPATION
OWNED (1)            AND OTHER INFORMATION
================================================================================

 [GRAPHIC OMITTED]   CHAIRMAN,  PRESIDENT  AND CHIEF  EXECUTIVE  OFFICER OF CORN
                     PRODUCTS   INTERNATIONAL,   INC.,   GLOBAL   PRODUCERS   OF
     SAMUEL C.       CORN-REFINED  PRODUCTS AND  INGREDIENTS
     SCOTT III
       2003          Chairman  and  Chief  Executive  Officer  of Corn  Products
  COMMON SHARES:     International,  Inc. since 2001.  President  since 1997 and
       9,149         Chief Operating Officer from 1997 to 2001.  Director of The
                     Bank of New York,  Corn  Products  International,  Inc. and
                     Motorola, Inc. Age 60.


--------------------------------------------------------------------------------
 (1) Includes shares held individually or jointly with others or in the name of a bank, broker or nominee for the individual's account.

                        SECURITY OWNERSHIP BY MANAGEMENT

The following table indicates the beneficial ownership of the Company's Common Stock as of February 22, 2005, by each of the directors (including all nominees for re-election), the chief executive officer and the other five most highly compensated executive officers and all directors and executive officers of the Company as a group, based upon information supplied by each of the directors and officers. No director or officer currently holds any shares of the Company's Preferred Stock.




                                         SHARES OF        SHARES THAT MAY BE
                                        COMMON STOCK       ACQUIRED WITHIN                        PERCENT OF
                                        BENEFICIALLY          60 DAYS BY                            COMMON
NAME OF BENEFICIAL OWNER                   OWNED         EXERCISE OF OPTIONS        TOTAL          STOCK (1)
------------------------------        -----------------  ---------------------  --------------   ------------
Frank J. Biondi, Jr...............           27,319                  --             27,319
Nicholas M. Donofrio..............           15,603                  --             15,603
Alan R. Griffith..................        1,116,953(2)        1,345,339          2,462,292
Gerald L. Hassell.................        1,028,894(3)        1,703,673          2,732,567
Richard J. Kogan..................           21,600                  --             21,600
Michael J. Kowalski...............           10,966                  --             10,966
John A. Luke, Jr..................           21,200                  --             21,200
John C. Malone....................           44,400                  --             44,400
Donald R. Monks...................          560,868           1,109,666          1,670,534
Paul Myners.......................           10,200                  --             10,200
Robert C. Pozen...................            4,450                  --              4,450
Catherine A. Rein.................           75,507                  --             75,507
Thomas A. Renyi...................        1,450,957           3,699,802          5,150,759
William C. Richardson.............           16,814                  --             16,814
Brian L. Roberts..................           18,271                  --             18,271
Samuel C. Scott III...............            9,149                  --              9,149
Bruce W. Van Saun ................          400,494             818,639          1,219,133
Joseph M. Velli ..................        1,003,594(4)        1,152,006          2,155,600
All directors and executive
  officers of the Company, as a
  group (a total of 24 persons,
  including those named above)....        6,893,861          12,725,508         19,619,369          2.52%

--------------
 (1) All percentages are less than 1% of the Company's outstanding shares of Common Stock except as indicated.
 (2) Excludes 99,320 shares held by Mr. Griffith's spouse as to which shares he disclaims beneficial ownership.
 (3) Excludes 60,000 shares held by Mr. Hassell's spouse as to which shares he disclaims beneficial ownership and includes 57,854 shares held by two family trusts.
 (4) Excludes 1,135 shares held by Mr. Velli's spouse as to which shares he disclaims beneficial ownership.

                           2004 AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company assists the Board of Directors in fulfilling its statutory and fiduciary responsibilities with respect to internal controls, accounting policies, and auditing and reporting practices. The Audit Committee assists the Board in its oversight of (i) the integrity of the financial statements and the financial reporting process; (ii) compliance with legal and regulatory requirements; (iii) the independent public accountants' qualifications and independence; and (iv) the performance of the independent public accountants and the Company's internal audit function.

The Audit Committee consists of independent directors meeting the requirements of the guidelines specified in the Company's Corporate Governance Guidelines and the additional requirements imposed upon audit committees by the Securities and Exchange Commission (SEC). All members of the Audit Committee are "financially literate," and collectively the members have such other qualifications as are mandated by the SEC and NYSE Listing Standards. Two of the members of the Audit Committee each serve on the audit committees of two other public companies. In accordance with the provisions of the Audit Committee Charter, the Board has determined that their duties on the other boards do not impair their ability to serve effectively on the Audit Committee of the Company.

The Audit Committee is entitled to place reasonable reliance on (i) the integrity of those persons and organizations within and outside the Company from whom and from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations. Actual knowledge to the contrary with respect to either of the above items will be promptly reported to the Board by the Audit Committee.

The Audit Committee has established procedures for the receipt, treatment and retention of complaints related to accounting, internal accounting controls, auditing matters, and other situations which affect or could potentially affect the accuracy of the books and records of the Company.

Management of the Company is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies as well as for maintaining internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent public accountants, Ernst & Young LLP, are responsible for planning and performing proper audits, including an audit of the Company's annual consolidated financial statements filed on Form 10-K, and other procedures, including reviews of the Company's unaudited interim consolidated financial statements prior to the filing of each quarterly report on Form 10-Q. The Audit Committee is responsible for maintaining open communication between the Audit Committee and the independent public accountants, internal auditors, management, and the Board.

In 2004, management and the independent public accountants (Ernst & Young LLP) detailed the methodology selected to evaluate the system of internal controls over financial reporting and disclosure, utilizing the framework in INTERNAL CONTROL - INTEGRATED FRAMEWORK issued by the Committee of Sponsoring Organizations of the Treadway Commission. During 2004, management documented the system of internal controls over financial reporting and disclosure, tested the controls for adequacy and evaluated the effectiveness of the system in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee met with management, internal audit and the independent public accountants periodically during 2004 to receive status reports on the results of the documentation, testing, and evaluations of the system of internal controls over financial reporting and disclosure. As of December 31, 2004, management provided the Audit Committee with a report of their review on the design and operating effectiveness of internal controls over financial reporting and disclosure. This report was included in the Company's Annual Report on Form 10-K. The Committee has reviewed this report and discussed with management the process and results of the evaluation of the system of internal controls over financial reporting and disclosure. The Committee continues to monitor the Company's process for evaluating the design and operating effectiveness of internal controls over financial reporting and disclosure and will continue this monitoring process going forward in 2005.

The Audit Committee reviewed the audited consolidated financial statements in the Company's Annual Report with management, and has discussed with management
(i) the quality, not just the acceptability, of the Company's accounting principles; (ii) the reasonableness of significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including any significant changes in the Company's selection or application of accounting principles and any major issues regarding the adequacy of the Company's internal controls; (iii) the effect of any significant regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements; (iv) any special audit steps adopted in light of any material control deficiencies; and (v) the clarity of disclosures made in the financial statements. The Audit Committee also reviewed the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and

Results of Operations" included in the Company's Annual Report on Form 10-K.
In conjunction with the reviews of the Company's 10-K and 10-Qs, the Audit Committee also received a report from the Disclosure Committee of the Company and reviewed the process for the CEO and CFO quarterly certifications of the SEC filings, as well as the Company's disclosure controls and procedures, including any changes or deficiencies. The Audit Committee has reviewed a report from the CEO and CFO made in connection with their certification of the Company's 10-K and 10-Qs about (i) any significant deficiencies in the design or operation of internal controls or material weaknesses therein and (ii) any fraud involving management or other employees who have a significant role in the Company's internal controls.

The Audit Committee has discussed with the Company's independent public accountants, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, the independent public accountants' judgments as to the quality, not just the acceptability, of the Company's accounting principles as applied in financial reporting, the reasonableness of significant financial reporting issues and judgments, the clarity of the disclosures in the consolidated financial statements, management's assessment of the effectiveness of internal controls over financial reporting, the independent public accountants' opinion on the effectiveness of internal controls over financial reporting and any matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

In addition, as required by Independence Standards Board Standard No. 1, the Audit Committee has: (i) received from the Company's independent public accountants written disclosure of all relationships, if any, between the Company's independent public accountants and its related entities and the Company and its related entities that in the independent public accountants' professional judgment may reasonably be thought to bear on their independence;
(ii) received a letter from the Company's independent public accountants confirming that in the independent public accountants' professional judgment, they are independent of the Company; and (iii) discussed with the Company's independent public accountants their independence from management and the Company. The independent public accountants reported that it provided expatriate tax services to an employee of the Company in China that represents a violation of the auditor independence rules. From December 1999 through September 2001 and again in January 2004, the independent public accountants received funds from the Company and one expatriate employee that were deposited into the independent public accountants' account in a local financial institution and forwarded to the local taxing authority. This represented a violation based on the prohibition of an auditor from having custody of assets of the audit client, even on a temporary basis. The fees paid to Ernst & Young LLP for these services were approximately $2,000 in 2004, $1,000 in 2001, and the amounts relating to the period prior to 2001 are believed to be similar. After review, it was determined by the independent public accountants that their independence as it relates to the Company was not impaired. The Audit Committee has reviewed this situation and concurred with the assessment by the independent public accountants. In further assessing the independence of Ernst & Young LLP, the
Committee has received and reviewed a report by the independent public accountants describing: (i) the independent public accountants' internal quality-control procedures; (ii) material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the past five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and (iii) all relationships between the independent public accountants and the Company. The Audit Committee has also considered that the provision of non-audit services to the Company by Ernst & Young LLP is compatible with maintaining their independence.

The Audit Committee discussed with the Company's internal auditors and independent public accountants the overall scope and plans for their respective audits, matters related to the conduct of the audit including the adequacy of staffing, and the results of the audit. The Audit Committee meets with the internal auditors and independent public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Annual Report
on Form 10-K for the year ended December 31, 2004, which is filed with the Securities and Exchange Commission. The Audit Committee has obtained assurance from the independent public accountants that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934. The Audit Committee has, after evaluating the independent public accountants' qualifications, performance and independence, as well as evaluating the performance of the lead engagement partner, appointed, subject to shareholder ratification, Ernst & Young LLP as the Company's independent public accountants.

                                                       By: The Audit Committee
                                                           March 7, 2005

                                                           Catherine A. Rein
                                                           Michael J. Kowalski
                                                           Paul Myners
                                                           Robert C. Pozen
                                                           William C. Richardson


AUDIT FEES, AUDIT-RELATED FEES, TAX FEES, ALL OTHER FEES

The Company utilizes the services of Ernst & Young LLP for various audit, tax, and other non-audit services. The aggregate fees billed to the Company by Ernst & Young LLP for their audit of the Company's annual financial statements and reviews of the interim financial statements in the Company's Forms 10-K and 10-Q for the years ended December 31, 2004 and December 31, 2003 was $5.3 million and $4.3 million, respectively. The increase in the audit fees charged to the Company primarily relates to the increased scope of work performed to comply with Section 404 of the Sarbanes-Oxley Act of 2002.


The aggregate fees billed to the Company by Ernst & Young LLP for all services for the year ended December 31, 2004 and 2003 were as follows:

FEE TYPE                                               2004                 2003
                                                -------------------- -------------------

AUDIT FEES...................................   $         5,338,000  $        4,293,000
                                                -------------------- -------------------
AUDIT RELATED FEES
   Service Organization Reports ("SAS 70
     reports"), Internal Control and other
     Regulatory Reports......................             2,581,000           1,827,000
   Other Audit Related Fees..................               248,000             757,000
                                                -------------------- -------------------
Total Audit Related Fees.....................             2,829,000           2,584,000
                                                -------------------- -------------------
TAX FEES.....................................             2,185,000           1,403,000
                                                -------------------- -------------------
All Other Fees
   Compliance and Advisory Services..........               429,000           1,303,000
   WTC Disaster Non-Audit Related............                     --            125,000
                                                -------------------- -------------------
Total All Other Fees.........................               429,000           1,428,000
                                                -------------------- -------------------
Total for All Non-Audit Fees.................             5,443,000           5,415,000
                                                -------------------- -------------------
Total for all E&Y Fees.......................   $        10,781,000  $        9,708,000
                                                ==================== ===================


The Company did not engage Ernst & Young LLP to provide any professional services with respect to financial information systems design and implementation for the years ended December 31, 2004 or 2003.

The Audit Committee is responsible for the pre-approval of all audit and permitted non-audit services performed by the independent public accountants, Ernst & Young LLP. The Audit Committee will not engage the independent public accountants to perform the specific non-audit services which are precluded by law or regulation or any services which would impair the independence of the independent public accountants. The Audit Committee has established policies and procedures for the pre-approval of audit and non-audit services for which the Company engages Ernst & Young LLP. The Audit Committee has pre-approved certain specific services ("Class Approval"), for which management may retain Ernst & Young LLP subject to the review and approval of the Chief Auditor of the Company prior to the engagement of Ernst & Young LLP. All such Class Approvals would be presented to the Audit Committee for ratification at the next subsequent Audit Committee meeting. All other services would require the separate approval of the Audit Committee prior to engagement of Ernst & Young LLP ("Specific Approval"). The Committee has delegated the authority for Specific Approval to the Chairman of the Audit Committee. All such Specific Approvals are reported at the next subsequent Audit Committee meeting. All Audit Related, Tax and All Other services were pre-approved by the Audit Committee pursuant to these policies and procedures.

OTHER SERVICES PROVIDED BY ERNST & YOUNG LLP

Ernst & Young LLP also provided other services to associated entities of the Company that were charged directly to those entities. These amounts included $1.1 million for the audits of mutual funds and other funds advised by the Bank.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following tables present information concerning compensation for the chief executive officer and the five other most highly compensated executive officers for services in all capacities to the Company and its subsidiaries during the years indicated.


                           SUMMARY COMPENSATION TABLE

                       ANNUAL COMPENSATION                             LONG-TERM COMPENSATION
            ------------------------------------------           -----------------------------------
                                     BONUS (D)                           AWARDS            PAYOUTS
                              ------------------------           ------------------------ ----------
                                            VALUE OF       OTHER     RESTRICTED
 NAME AND                                  PERFORMANCE     ANNUAL      STOCK    SECURITIES               ALL OTHER
 PRINCIPAL                                  SHARES     COMPENSATION   AWARDS    UNDERLYING   LTIP      COMPENSATION
 POSITION     YEAR  SALARY($)     CASH     EARNED(1)       ($)         ($)      OPTIONS(#)  PAYOUTS($)     ($)(2)
---------     ----  ---------  ----------  ----------- ------------ ----------- ----------  ----------  -----------
   (A)        (B)     (C)                                  (E)         (F)          (G)        (H)           (I)

Thomas A.
Renyi....     2004 $1,000,000  $3,000,000  $4,862,610     --                --    340,000      --         $ 80,448
  Chairman
  and Chief   2003  1,000,000   3,524,000   6,359,040     --        2,870,000(3)  650,000      --           53,939
  Executive
  Officer     2002  1,000,000           0     610,980     --          771,421     650,000      --           53,866
-------------------------------------------------------------------------------------------------------------------
Gerald L.
Hassell..     2004    800,000   2,000,000   3,890,088     --                --    175,000      --           44,256
  President   2003    696,153   2,411,000   5,087,232     --        1,599,000(3)  375,000      --           37,550
              2002    650,000           0     356,405     --          460,224     375,000      --           35,013
-------------------------------------------------------------------------------------------------------------------
Alan R.
Griffith.
  Vice        2004    625,000   1,955,000   2,917,566     --                --    140,000      --           54,622
  Chairman    2003    598,077   1,716,000   2,861,568     --        1,271,000(3)  275,000      --           32,260
              2002    575,000           0     280,021     --          295,880     250,000      --           30,973
-------------------------------------------------------------------------------------------------------------------
Bruce W.
Van Saun.     2004    600,000   1,877,000   2,917,566     --                --    140,000      --           31,351
  Senior
  Executive
  Vice        2003    542,308   1,648,000   2,861,568     --        1,168,500(3)  275,000      --           29,252
  President
  and Chief   2002    475,000           0     234,209     --          278,805     210,000      --           25,586
  Financial
  Officer
-------------------------------------------------------------------------------------------------------------------
Joseph M.
Velli....     2004    625,000   1,250,000   2,431,305     --          787,500(4)  150,000      --           36,581
  Senior
  Executive   2003    538,558   1,100,000   1,589,760     --          758,500(3)  325,000      --           28,895
  Vice
  President
(5)           2002    525,000     400,000     254,575     --                --    260,000      --           28,280

-------------------------------------------------------------------------------------------------------------------
Donald R.
Monks....     2004    525,000   1,125,000   2,431,305     --          787,500(4)  150,000      --           38,079
  Senior
  Executive   2003    525,000   1,000,000   1,589,760     --          656,000(3)  325,000      --           26,250
  Vice
  President
  (5)         2002    452,885     325,000     254,575     --               --     250,000      --           22,644
--------------

(1) The value of the 2004 performance shares earned is the value on December 31, 2004, of performance share awards made under the Company's 1999 and 2003 Long-Term Incentive Plans and earned based on 2004 performance. Under the conditions of each award, shares are generally forfeitable if the officer's employment terminates prior to February 8, 2007, except in the case of retirement, disability, death or a Change in Control (as defined in the 1999 and 2003 Long-Term Incentive Plans). Prior to vesting, dividends are paid on outstanding shares. The number of shares which were earned based on 2004 performance and the value thereof on December 31, 2004, for the Named Executive Officers are shown below.

                     SHARES EARNED AS                   VALUE OF SHARES
                   OF DECEMBER 31, 2004          EARNED AS OF DECEMBER 31, 2004
                     BASED ON 2004                      BASED ON 2004
                       PERFORMANCE                        PERFORMANCE
                   --------------------          ------------------------------
Renyi...........         145,500                           $4,862,610
Hassell.........         116,400                            3,890,088
Griffith........          87,300                            2,917,566
Van Saun........          87,300                            2,917,566
Velli...........          72,750                            2,431,305
Monks...........          72,750                            2,431,305

(2) The items included under column (i) for 2004 consist of the following amounts for Messrs. Renyi, Hassell, Griffith, Van Saun, Velli and Monks, respectively: (i) annual Company contributions on behalf of the named employees under the Company's Employee Savings & Investment Plan and
       Excess Contribution Plan, amounting to $29,225, $25,225, $21,725, $21,225, $21,725 and $19,725, (ii) annual allocations under the Company's Employee Stock Ownership Plan of $1,378, $1,103, $861, $827, $861 and $0,
       (iii) taxable payments made to the named executives to cover premiums for universal life insurance policies owned by the executives, and (iv) annual premiums paid by the Company for executive long-term disability insurance.

(3) Based on 2002 performance, the Named Executive Officers were each awarded restricted shares in March 2003.


(4) Based on 2003 performance, Messrs. Velli and Monks were each awarded restricted shares in March 2004.
(5)    Officer of The Bank of New York.

                        OPTION GRANTS IN LAST FISCAL YEAR
                              INDIVIDUAL GRANTS (1)

                      NUMBER
                        OF             % OF TOTAL
                    SECURITIES           OPTIONS         EXERCISE
                    UNDERLYING         GRANTED TO         OR BASE
                      OPTIONS         EMPLOYEES IN         PRICE        EXPIRATION         GRANT DATE
     NAME           GRANTED(#)         FISCAL YEAR        ($/SH)           DATE        PRESENT VALUE (2)
----------------  ----------------  ------------------  ------------  ---------------  -------------------
      (A)               (B)                (C)              (D)            (E)                (F)

Renyi..........       340,000             4.71          $     33.09      3/4/2014      $        2,121,600
Hassell........       175,000             2.43          $     33.09      3/4/2014               1,092,000
Griffith.......       140,000             1.94          $     33.09      3/4/2014                 873,600
Van Saun.......       140,000             1.94          $     33.09      3/4/2014                 873,600
Velli..........       150,000             2.08          $     33.09      3/4/2014                 936,000
Monks..........       150,000             2.08          $     33.09      3/4/2014                 936,000


--------------

  (1) All options were granted at market price on March 4, 2004. For each Named Executive Officer, all of the options are non-qualified stock options and become exercisable one-third per year over three years from the grant date.

  (2) The Grant Date Present Value is based on the Black-Scholes model adapted for use in valuing executive stock options. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. In determining the Black-Scholes value, the following underlying assumptions were used: (i) stock price volatility over the expected future life of the option; (ii) dividend yield represents the expected annual dividend yield of the Common Stock; (iii) the risk-free rate of return is 2.6%; and (iv) an expected option life of 5 years.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES



                                                            NUMBER OF
                                                           SECURITIES
                                                           UNDERLYING
                                                           UNEXERCISED            VALUE OF UNEXERCISED
                                                           OPTIONS AT              IN-THE-MONEY OPTIONS
                                                        FISCAL YEAR-END(#)       AT FISCAL YEAR-END($)
                    SHARES                            ---------------------    -------------------------
                  ACQUIRED ON           VALUE               EXERCISABLE/              EXERCISABLE/
    NAME          EXERCISE(#)        REALIZED($)           UNEXERCISABLE              UNEXERCISABLE
--------------  ------------        --------------    ---------------------    -------------------------
    (A)              (B)                (C)                    (D)                         (E)
Renyi........        186,556        $  4,209,698        3,221,135 / 990,001    $  17,675,692 / $4,571,207
Hassell......         86,556           1,927,819       1,395,340 / 550,000         6,307,479 / 2,630,250
Griffith.....        132,352           3,050,331       1,123,672 / 406,668         6,849,670 / 1,932,707
Van Saun.....              0                   0         610,306 / 393,334           964,906 / 1,932,707
Velli........              0                   0         907,006 / 453,334        4,697,310 / 2,279, 003
Monks........         13,444             300,776         867,999 / 450,001         3,947,100 / 2,279,003




COMPENSATION  AND ORGANIZATION  COMMITTEE  REPORT ON EXECUTIVE  COMPENSATION FOR
2004

PRINCIPLES AND PROGRAM

The Company's executive compensation program is a pay for performance program. It is designed to:

       o motivate executives to enhance shareholder value with compensation plans that tie reward to Company performance; and

       o target executive compensation at a level to ensure the Company's ability to attract and retain superior executives.

The Compensation and Organization Committee of the Board of Directors has the responsibility for the design, implementation and administration of the
Company's executive compensation program. All of the directors on the Compensation and Organization Committee have been determined by the Board of Directors to be "independent" within the meaning of the New York Stock Exchange Rules. In addition, the Company has determined that each complies with SEC and Department of Treasury rules concerning the independence of outside directors.

To meet the above objectives, the program, which has both cash and equity elements, consists of base salary, an annual cash incentive bonus, share grants and stock options. In determining executive compensation, the Compensation and Organization Committee evaluates both the total compensation package and its individual elements. As part of its review, the Compensation and Organization Committee considers Company performance, individual performance and the relative compensation levels of other executive officers. In 2004, the Compensation and Organization Committee also engaged its independent compensation consultant to review the Company's entire executive compensation program, both generally and against our competitors. Key competitors consist of the Company's peer group used for the five-year comparison of total shareholder return. It is expected that total compensation will vary annually based on Company and individual performance. The Compensation and Organization Committee and the management of the Company believe that compensation should be based on both short-term and long-term measurements and be directly and visibly tied to Company performance, thus introducing substantial risk in the payout levels.

In evaluating the Company's 2004 financial performance, the Compensation and Organization Committee considered a variety of factors. The overall market environment in 2004 was uneven. After a strong first quarter, conditions weakened in the second and third quarters, particularly for equity volumes, as concerns mounted over geopolitical issues such as oil prices and the conflict in Iraq. However, market conditions improved in the fourth quarter, particularly after the Presidential election in November. Despite the uneven market environment and negative impact of the charge related to a reserve for the anticipated settlement of the RW Leasing matter, the Company's net income increased by 24.5%, from $1,157 million to $1,440 million, and earnings per share grew by 21.7%, from $1.52 in 2003 to $1.85 in 2004. This performance reflects sound growth across nearly all the Company's securities services and fiduciary businesses as well as excellent results from the credit portfolio. Throughout the year, the Company maintained its investment spending in technology, business continuity, quality initiatives and marketing and branding. Moreover, the Company's debt ratings remained strong and capital levels were in excess of the regulatory minimums for a "well capitalized" bank.

Following is a description of the elements of executive compensation and a review of Mr. Renyi's compensation levels for 2004:

BASE SALARY

Base salary levels for executive officers are determined by the Compensation and Organization Committee. The Compensation and Organization Committee assesses a number of factors in fixing the base salary of the executive officers (including the Named Executive Officers) such as the level of responsibility of the particular position, the individual's performance, the Company's overall financial performance, and the business and inflationary climate. In considering base salary levels, the Compensation and Organization Committee considers all of these factors without giving specific weight to any one factor.

Base salary levels of executive officers are reviewed every quarter by the Compensation and Organization Committee; individual increases generally occur every two years, but are occasionally awarded more or less frequently in exceptional circumstances. Because of the substantial risk in the payout levels of the long-term incentive plan, the Compensation and Organization Committee believes that base salary levels for the executives named in the Summary Compensation Table should be at or above median for the peer group. An independent compensation consultant periodically reviews the competitiveness of executive salaries and the Compensation and Organization Committee examines the compensation consultant's recommendation in considering salary changes. The Company also takes into account the ability to deduct compensation for tax purposes as described in the last paragraph of this report. Mr. Renyi's base salary of $1,000,000 was unchanged in 2004 and remains at the same level it has been since 2000.

Performance evaluations of other executive officers are reviewed with the Compensation and Organization Committee by the Chief Executive Officer. To ensure that compensation policy for the top executive officers is consistent with overall Company financial performance and executive compensation strategies, the Compensation and Organization Committee reviews the compensation awarded to approximately 50 of the Bank's most highly compensated executives.

ANNUAL CASH INCENTIVE BONUSES

Annual cash incentive bonuses are designed to provide a short-term (one-year) incentive to executive officers. Annual cash incentive bonuses to executive officers named in the Summary Compensation Table are generally determined based on performance against pre-established corporate goals but may also be increased or decreased on a discretionary basis. Annual cash incentive bonuses to other executive officers are based on a subjective evaluation of their individual contribution to the Company's financial performance for the year. Heads of major business units and other key officers are eligible for cash incentive payments. The Compensation and Organization Committee approves all senior management annual cash incentive bonuses.

In the case of Mr. Renyi, his annual cash incentive bonus for 2004, as determined pursuant to normalized net income results against goals that were established at the beginning of 2004, would have been $4,735,000. Messrs. Renyi and Hassell recommended to the Compensation and Organization Committee that their individual cash incentive bonuses be reduced from the amounts allowable pursuant to the pre-established goals in view of the RW Leasing matter and other regulatory issues. In response, the Compensation and Organization Committee reduced Mr. Renyi's bonus to $3,000,000. Similarly, the Compensation and Organization Committee reduced Mr. Hassell's annual cash incentive bonus from $3,220,000 to $2,000,000. Mr. Renyi's 2003 annual cash incentive bonus was determined pursuant to normalized net income goals that were established at the beginning of 2003. Although his annual cash incentive bonus payout would have been $3,661,000 based solely on these performance goals, Mr. Renyi received $3,524,000, the maximum 2003 annual cash incentive bonus payable to a covered employee under the incentive plan at that time.

SHARE GRANTS

The Compensation and Organization Committee strongly endorses the use of performance shares as an important component of long-term incentive compensation for the most senior management. Performance share earn outs fluctuate based on Company results against pre-established goals over designated performance periods. The Company generally grants performance shares every three years to provide long-term incentives, with annual performance periods over the term of the three year grant.

Restricted share grants are generally made to other executive officers but may also be granted to senior management in special situations. Restricted shares vest, generally, 3 years after grant without regard to performance goals and are intended to provide an incentive to recipients to remain employed with the Company and to contribute to overall Company performance and the enhancement of shareholder value.

The independent compensation consultant retained by the Compensation and Organization Committee periodically reviews the value of long-term incentive grants (which includes stock options, performance shares and restricted stock) awarded by competitors to their senior management. In light of this review, the Compensation and Organization Committee reduced the emphasis on stock options as long-term incentive compensation and increased the emphasis on performance share grants. The Compensation and Organization Committee believes this shift creates a better balance of long-term incentive compensation and further aligns senior management compensation and shareholder interests and thereby promotes the objective of enhancing shareholder value.

In 2003, performance share grants were made covering performance for calendar years 2003, 2004 and 2005. These performance shares are earned based on (1) return on equity adjusted for non-recurring items and (2) a comparison against the reported return on equity of our peer group. For 2004, Mr. Renyi earned 194,000 shares, which was 97% of his 200,000 share grant. As was the case with their annual cash incentive bonuses, Messrs. Renyi and Hassell recommended to the Compensation and Organization Committee that their earned performance shares be reduced from the amounts earned pursuant to these goals in view of the RW Leasing matter and other regulatory issues. In response, the Compensation and Organization Committee reduced the earned shares for Mr. Renyi from 194,000 to 145,500 shares. Similarly, the Compensation and Organization Committee reduced Mr. Hassell's earned performance shares from 155,200 to 116,400 shares. The value of these reduced earned shares as of 12/31/2004 is reported in footnote
(1) of the Summary Compensation Table on page 16. For 2003, Mr. Renyi earned 192,000 shares which was 96% of his 200,000 share grant; the value of these shares was $6,359,040 as of 12/31/2003.

STOCK OPTION GRANTS

Stock options are designed to provide long-term (ten-year) incentives and rewards tied to the price of the Company's Common Stock. Given the fluctuations of the stock market, there is not always a direct correlation between stock price performance and financial performance. The Compensation and Organization Committee believes that stock options, which provide value to participants only when the Company's shareholders benefit from stock price appreciation, are an important component of the Company's executive compensation program. The number of options currently held by an officer is not a factor in determining individual grants.

During 2004, approximately 1,800 key officers received stock option grants including all executive officers. The number of option shares granted is based on a subjective evaluation of an individual's contribution to Company financial performance and his/her position and salary level in the Company. Stock options are issued annually at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Vesting terms for stock options for the Named Executive Officers are shown in the footnotes to the Option Grants in the Last Fiscal Year table in this Proxy Statement; the term of the options is ten years from the grant date.

Based on data prepared by the independent compensation consultant, the Compensation and Organization Committee believes the Company's long-term incentive grants are appropriate in the context of the overall compensation packages of senior management and those of the senior management of competitors. Mr. Renyi received 340,000 option shares in March 2004.

STOCK OWNERSHIP GUIDELINES

The Compensation and Organization Committee established formal stock ownership guidelines in 2005 for executive officers named in the Summary Compensation Table and certain other senior executives. These officers will be expected, over time, to acquire shares of Company stock equal in value to at least five to fifteen times their base salary amounts, depending on their positions. Mr.
Renyi's ownership guideline is fifteen times his base salary. For these purposes, Company stock includes shares owned outright, unvested performance shares, unvested restricted shares and shares held in the Company's employee stock purchase and retirement plans but exclude outstanding unexercised stock options. The guidelines terminate upon an executive reaching age 60 after which one-third of the affected shares may be sold in each of the following three years. The guidelines lapse upon an executive's retirement. Although ownership level of Company Common Stock by senior executives meets these guidelines by a substantial margin, the Compensation and Organization Committee believes establishing formal guidelines further aligns senior executive and shareholder interests and thereby promotes the objective of enhancing shareholder value.

INDIRECT COMPENSATION

In addition to the direct compensation described, the Company also provides benefits to executive officers. These benefits include the retirement plans described in this Proxy Statement and the benefits referred to in footnote 2
(iii) of the Summary Compensation Table. The Company does not have employment agreements with its senior management providing for severance payments, except in the context of a change in control of the Company. The purpose of these benefits and arrangement is ensuring the Company's ability to attract and retain superior executives in the most efficient manner. The Compensation and Organization Committee periodically reviews these benefits and arrangements and considers them in the context of its direct compensation decisions.

DEDUCTIBILITY OF COMPENSATION

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will not be able to take tax deductions for employee remuneration to the named executives to the extent such remuneration exceeds $1 million and is not based on performance as defined in Section 162(m) of the Code. The Company has modified its incentive compensation plans, has obtained and intends to seek in the future the necessary shareholder approvals and has established the requisite performance measurements to enable compensation paid under those plans to be deductible. In order to maintain the desired degree of management flexibility to award compensation based upon individual performance, compensation which does not qualify for the deduction may also be paid.


                                            By:     The Compensation and
                                                    Organization Committee,
                                                    March 8, 2005

                                                    Richard J. Kogan
                                                    Frank J. Biondi, Jr.
                                                    John A. Luke, Jr.
                                                    John C. Malone

                       THE BANK OF NEW YORK COMPANY, INC.

                COMPARISONS OF FIVE-YEAR TOTAL SHAREHOLDER RETURN


--------------------------------------------------------------------------------
                                 [GRAPH OMITTED]

           [FOLLOWING DATA REPRESENTS LINE CHART IN THE PRINTED PIECE]

                            TOTAL SHAREHOLDER RETURN
                                    (5 YEARS)

                                           12/31/99    12/31/00    12/31/01   12/31/02   12/31/03    12/31/04
                                           ----------  ---------- ----------- ---------- ----------  -----------
The Bank of New York Company, Inc.......   $  100.00   $  139.62  $   105.04  $   63.64  $   89.99   $   92.95
Peer Group..............................   $  100.00   $  120.73  $   120.65  $  104.17  $  148.69   $  162.28
S&P 500.................................   $  100.00   $   89.86  $    78.14  $   59.88  $   75.68   $   82.49






Value of assumed $100 Investment on December 31, 1999 in The Bank of New York Company, Inc. Common Stock, in the Standard & Poor's 500 Stock Index and in the Peer Group Index; Dividends are reinvested.

Peer Group
             BANK OF AMERICA CORPORATION
             CITIGROUP INCORPORATED
             FLEETBOSTON FINANCIAL CORPORATION (1)
             J.P.MORGAN CHASE & CO. (2)
             LEHMAN BROTHERS
             MELLON FINANCIAL CORPORATION
             MERRILL LYNCH & CO. INCORPORATED
             MORGAN STANLEY
             THE PNC FINANCIAL SERVICES GROUP, INC.
             STATE STREET CORPORATION
             WACHOVIA CORPORATION (3)

  (1) Effective April 1, 2004 Bank of America Corporation completed its acquisition of Fleet Boston Financial Corporation; return history for the Peer Company Group includes Fleet Boston Financial Corporation prior to April 1, 2004.

  (2) Return history of Chase Manhattan Bank through December 29, 2000, when Chase merged with J.P. Morgan & Company; 2001, 2002, 2003 and 2004 results are for J.P. Morgan Chase & Co.

  (3) During 2001 First Union Corporation acquired Wachovia Corporation and assumed the Wachovia Corporation name; return history is that of First Union prior to the September 2001 merger completion.

EMPLOYMENT AGREEMENTS AND RELATED MATTERS

The executive officers named in the Summary Compensation Table in this Proxy Statement are currently parties to the agreements described below.

Severance  Agreements.  The Severance  Agreements  for Messrs.  Renyi,  Hassell,
Griffith, Van Saun, Velli and Monks (the "Severance Agreements") generally provide that in the event that, within 24 months following a "Change in Control" (as defined below) of the Company, such executive officer either (i) receives notice that his employment will terminate for any reason other than death, retirement, Cause or Disability (as defined in the Severance Agreements) or (ii) gives notice that his employment will terminate for Good Reason (as defined in each Severance Agreement), such executive officer will be provided with severance pay in an amount equal to 3 times (2 times for Messrs. Velli and Monks) the sum of the officer's (x) annual salary rate prior to a notice of termination (or, if higher, the annual salary rate immediately prior to the Change in Control) and (y) highest annual bonus earned during the last 3 (2 for Messrs. Velli and Monks) completed fiscal years immediately preceding the executive officer's termination date (the "Bonus Amount"); the severance payment will also include an amount equal to the lump sum actuarial equivalent of the additional benefit which the officer would have received under the Company's Retirement, Excess Benefit and Supplemental Executive Retirement Plans if his employment had continued for 3 (2 for Messrs. Velli and Monks) additional years, his age were increased by 3 (2 for Messrs. Velli and Monks) years and he continued to receive salary equal to the annual salary rate in effect immediately prior to the Change in Control and bonus compensation equal to the Bonus Amount. Should the executive officer be subject to the excise tax on "excess parachute payments" as a result of such payment and payments under other plans due to a Change in Control, an additional payment will be made to restore the after-tax severance payment to the same amount which the executive officer would have retained had the excise tax not been imposed.

The initial term of the Severance Agreements, was July 11, 2000 to December 31, 2000. Thereafter, they automatically renew each January 1st for consecutive one year periods unless terminated by either party on 90 days prior notice, provided, that notwithstanding any such notice, the Severance Agreements will continue in effect for 24 months after a Change in Control which occurs during the term or any renewal thereof.

Other Employee Benefit Matters. Under the 1993, 1999 and 2003 Long-Term Incentive Plans, in the event of a Change in Control (as defined below), (i) the restrictions applicable to all shares of restricted stock and restricted share units shall lapse and such shares and share units shall be deemed fully vested,
(ii) all restricted stock granted in the form of share units shall be paid in cash, (iii) 200% of all performance shares granted in the form of shares of Common Stock or share units shall be deemed to be earned in full and fully vested, (iv) 200% of all performance shares granted in the form of share units shall be paid in cash, and (v) any participant who holds a stock option that is not exercisable in full shall be entitled to receive a cash payment as provided below with respect to the portion of the stock option which is not then exercisable. The amount of any cash payment in respect of a restricted share unit or performance share unit shall be equal to: (A) in the event the Change in Control is the result of a tender offer or exchange offer for Common Stock, the final offer price per share paid for the Common Stock or, if higher, the highest fair market value of the Common Stock during the 90-day period ending on the date of the Change in Control or (B) in the event the Change in Control is the result of any other occurrence, the highest fair market value of the Common Stock during the 90-day period ending on the date of the Change in Control. The amount to be paid in respect of the portion of any stock option which is not exercisable shall be equal to the result of multiplying the number of shares of Common Stock covered by such portion of the stock option by the difference between (x) the per share value of Common Stock determined pursuant to the preceding sentence, or such lower price as the Compensation and Organization Committee may determine with respect to any incentive stock option to preserve its incentive stock option status, and (y) the per share exercise price of such stock option.

The Company entered into a trust agreement with an independent trustee in 1993 to establish a trust (the "Trust") to provide for the payment of amounts due to Messrs. Renyi, Hassell, Griffith, Velli, Monks and later, Mr. Van Saun (and certain other senior executives) upon a Change in Control (as defined below) of the Company. The terms of the Trust provide for the payment to Messrs. Renyi, Hassell, Griffith, Van Saun, Velli and Monks (and certain other senior executives) of the severance pay payable to them pursuant to their Severance Agreements described above. The Trust also provides for the payment of amounts due to participants under the Company's Supplemental Executive Retirement Plan and Excess Benefit Plan which include Messrs. Renyi, Hassell, Griffith, Van Saun, Velli and Monks (and certain other senior executives). The Trust is revocable at any time at the option of the Company prior to a Change in Control. After the occurrence of a Change in Control, the Trust will become irrevocable and will be used for the exclusive purpose of providing benefits to such persons. The Trust is funded by the deposit of an irrevocable letter of credit in the amount of $277 million issued by an entity unaffiliated with the Company.

Change in Control. A "Change in Control" for purposes of the Severance Agreements of Messrs. Renyi, Hassell, Griffith, Van Saun, Velli and Monks, the Trust, the Supplemental Executive Retirement Plan and Excess Benefit Plan, the 1993, 1999 and 2003 Long-Term Incentive Plans is deemed to occur if (A) any "person" (as such term is defined in Section 3(a)(9) and as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding the Company or any of its subsidiaries, a trustee or any fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportion as their ownership of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of then outstanding securities ("Voting Securities") of the Company, unless the acquisition of Voting Securities is in connection with an acquisition by the Company of a business or operation of or controlled by such person, a majority of the Board approve a resolution providing that the acquisition does not constitute a Change in Control and such person does not become the owner of 35% or more of the Voting Securities; or (B) during any period of not more than two years, individuals who constitute the Board as of the beginning of the period and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A) or (C) of this sentence) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at such time or whose election or nomination for election was previously approved (the "Incumbent Directors"), cease for any reason to constitute a majority thereof; or (C) the consummation of the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in (i) the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or, if applicable, of the ultimate parent corporation which has beneficial ownership of at least 95% of the Voting Securities of the surviving entity) at least 60% of the combined voting power of the Voting Securities of the Company or of such surviving entity (or such ultimate parent corporation) outstanding immediately after such merger or consolidation and (ii) the Incumbent Directors constituting at least a majority of (x) the board of directors of the surviving entity and of any corporation that owns 25% or more but less than 50% of the Voting Securities of such surviving entity or (y) the board of directors of any corporation that owns at least 50% of the Voting Securities of such surviving entity; or (D) the shareholders of the Company approve a plan of complete liquidation of the Company; or (E) the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets. Notwithstanding anything contained herein to the contrary, if a Change in Control occurs under clause (C) of the definition thereof under the 1993, 1999 or the 2003 Long-Term Incentive Plans, no amendment to the provisions of this Section which is adopted in connection with or as a consequence of the Change in Control shall be effective if it adversely affects a Participant unless the Company's Chief Executive Officer immediately prior to such Change in Control serves as Chief Executive Officer for 2 years thereafter of the Surviving Corporation and, if applicable, of any corporation that owns at least 50% of the Voting Securities of the Surviving Corporation.

All of these agreements are being reviewed by the Company to determine whether changes are required to comply with recent tax legislation.

                        PENSION PLAN TABLE AND DISCUSSION

The Company sponsors three defined benefit plans for its eligible U.S. based employees, generally, in participating business units: The Retirement Plan of The Bank of New York Company, Inc. (the "Tax-qualified Pension Plan"), a benefits restoration plan (the "Excess Plan") and a supplemental executive retirement plan (the "SERP"). The Tax-qualified Pension Plan is a tax-qualified defined benefit plan that provides participants with a monthly annuity or a lump sum based on years of service and a percentage of final average pay at retirement, subject to certain minimum service requirements. Final average pay for this purpose is the average of a participant's base salary, subject to the compensation limit applicable to tax-qualified plans ($205,000 for 2004), for the five highest paid years out of the last ten years. Some senior executives, including all of the individuals listed in the Summary Compensation Table, also participate in the Excess Plan and the SERP. The Excess Plan provides for a lump sum payment that restores benefits under the Tax-qualified Pension Plan that are reduced by some of the limits applicable to tax-qualified plans. The SERP provides for either a lump sum or annual installments based on the Tax-qualified Pension Plan's formula with respect to final average pay at retirement, reduced by benefits payable from the Tax-qualified Pension Plan and the Excess Plan. Under the SERP, final average pay is the average of an employee's base salary and bonus over the three highest paid years out of the last ten years.

The following table sets forth the estimated total annual pension benefit from the three defined benefit plans in the form of a straight life annuity payable on retirement at age 60 to participating employees based on their covered remuneration and years of credited service.



                                                   YEARS OF CREDITED SERVICE
                   ----------------------------------------------------------------------------------------
REMUNERATION           15              20             25              30             35              40
--------------     ----------  -------------- --------------  -------------- --------------  --------------

500,000             120,285         160,380        200,475         240,051        277,551         315,051
1,000,000           244,035         325,380        406,725         486,801        561,801         636,801
1,500,000           367,785         490,380        612,975         733,551        846,051         958,551
2,000,000           491,535         655,380        819,225         980,301      1,130,301       1,280,301
2,500,000           615,285         820,380      1,025,475       1,227,051      1,414,551       1,602,051
3,000,000           739,035         985,380      1,231,725       1,473,801      1,698,801       1,923,801
3,500,000           862,785       1,150,380      1,437,975       1,720,551      1,983,051       2,245,551


As of December 31, 2004, Thomas A. Renyi, had $3,174,667 of covered remuneration and 33 years of service; Gerald L. Hassell had $2,220,333 and 28 years; Alan R. Griffith had $1,832,000 and 38 years; Bruce W. Van Saun had $1,733,333 and 7 years, Joseph M. Velli had $1,475,000 and 20 years, and Donald R. Monks had $1,341,667 and 32 years. The estimated total annual pension benefit from the preceding chart, when expressed as a lump sum payment as of December 31, 2004 was: Thomas A. Renyi, $22,869,046, Gerald L. Hassell, $13,599,309, Alan R. Griffith, $13,941,732, Bruce W. Van Saun, $2,512,864, Joseph M. Velli $6,455,744, and Donald R. Monks, $7,909,684. These amounts assume payment to such individuals is made at age 60 (or current age, if older) using appropriate lump sum conversion factors in effect as of December 31, 2004. Messrs. Renyi, Hassell, Van Saun, Velli and Monks are not generally vested in their SERP benefits unless they terminate service on or after age 60.

EQUITY COMPENSATION PLANS

                                   NUMBER OF
                                SECURITIES TO BE                                    NUMBER OF SECURITIES
                                  ISSUED UPON                                     REMAINING AVAILABLE FOR
                                  EXERCISE OF            WEIGHTED-AVERAGE          FUTURE ISSUANCE UNDER
                                  OUTSTANDING           EXERCISE PRICE OF        EQUITY COMPENSATION PLANS
                               OPTIONS, WARRANTS       OUTSTANDING OPTIONS,        (EXCLUDING SECURITIES
                                   AND RIGHTS          WARRANTS AND RIGHTS        REFLECTED IN COLUMN (A))
PLAN CATEGORY                         (A)                      (B)                          (C)
----------------              ---------------------  -------------------------  ---------------------------

Equity compensation
  plans approved by
  security holders (1)(2).              68,809,804            $      34.89                37,360,036
Equity compensation
  plans not approved by
  security holders (1)(2).                                                                   480,800

                                 -----------------            ------------          ----------------
Total.....................              68,809,804            $      34.89                37,840,836
                                 =================            ============          ================

  (1)   As of December 31, 2004.

  (2) All equity compensation plans providing for the issuance of options for the purchase of equity securities have been approved by shareholders. No warrants or rights are issuable under any equity compensation plan. The only equity compensation plan not approved by shareholders is the Directors' Retainer Plan pursuant to which a portion of directors' retainer fees are paid in shares of Company Common Stock.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

The Company has purchased directors' and officers' liability and corporate reimbursement insurance, covering all directors and officers of the Company and all subsidiaries, from the following underwriters: National Union Fire Insurance Company of Pittsburgh, PA, ACE USA, St. Paul, Chubb and various other domestic and international insurance companies. These policies are dated December 1, 2004 at a total premium expense for a one year period of $6,546,200, paid by the Company, and are due to expire December 1, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, certain of the Company's subsidiaries have had, and expect to continue to have, banking and fiduciary transactions with a number of the Company's directors and executive officers and their associates and members of their immediate families. Such transactions are all on terms comparable to similar transactions with others who are not within such group.

Certain of the Company's executive officers and directors are executive officers, directors or beneficial owners of 10 percent or more of any class of equity securities of corporations, or members of partnerships, which are customers of or suppliers to the Company and its subsidiaries. As such customers or suppliers, their transactions were in the ordinary course of business, except as noted herein. Such customer transactions include borrowings from the Company's bank subsidiaries, all of which were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and did not involve more than the normal risk of collectability or present other unfavorable features at the time credit was extended.

During 2004, John C. Malone, a director of the Company, was also Chairman of Liberty Media Corporation ("LMC") and Chairman, CEO and President of Liberty Media International, Inc. ("LMI"). During 2004, the Company made loans to LMC and certain of its affiliated entities at floating interest rates. The only indebtedness to the Company outstanding at any time during 2004, net of loans participated to the Bank, was pursuant to the total return swaps (discussed below) and a $34.5 million loan made by the Company under a syndicated credit facility to an affiliate of LMC, which was subsequently participated to the Bank. The borrower of the $34.5 million subsequently ceased to be an affiliate of LMC. In addition to indebtedness to the Company, the Bank made loans, which were outstanding in 2004, to LMC and certain of its affiliated companies and to LMI and certain of its affiliated companies.

During 2004, loans which had been made prior to 2004 to two entities affiliated with LMC continued to be classified by the Bank as potential problem loans. Outstanding loans to these two entities totaled approximately $21 million at their month end high point during 2004 and approximately $10.3 million at year-end. In May, the Bank received $4 million in payment of a $10.2 million loan to one entity as the borrower concluded insolvency proceedings and the Bank wrote off approximately $6.2 million of the loan. At year-end, the outstanding amount of the classified loan to the other entity was approximately $10.3 million, and the loan has been non-performing since June 2004. The Company agreed to provide up to $1.5 million of debtor-in-possession financing to this entity in 2005 to facilitate an orderly sale of the businesses of the entity. The Bank may incur a loss on a portion of its current $10.3 million loan. A third entity affiliated with LMC owed the Bank approximately $4 million in settlement of a foreign exchange transaction due in October 2002. As part of a restructuring in September 2004, the Bank recovered $3 million and wrote off $1 million.

The Company entered into total return swap transactions with LMC involving LMC's publicly traded debt securities. In connection with the transactions, the Company purchased publicly traded debt securities of LMC (the "Debt Securities"). Pursuant to the terms of each total return swap, the Company paid LMC interest based upon the face amount and stated interest rate of the Debt Securities and LMC paid the Company interest at market rates on the fair market value of the Debt Securities at the date the swap was entered into (the "Purchase Price"). Upon maturity of each transaction, the Company was obligated to pay LMC any appreciation, and LMC was obligated to pay the Company any depreciation, in the value of the Debt Securities between the date of purchase and the maturity date. LMC posted cash collateral equal to 10% of the fair value of the Debt Securities. The transactions were terminated upon LMC's purchase of the Debt Securities from the Company at the Purchase Price. The aggregate notional principal amount of the total return swaps was $35 million. There were no total return swaps between the Company and LMC outstanding on December 31, 2004.

The Board considered credit exposures to LMC and to LMI and their affiliates when determining the independence of Mr. Malone. After a review of the status of the exposures, including a review of the problem loans and the total return swaps cited herein, the Board determined that the Company's relationships with LMC and LMI and their affiliates were not material to Mr. Malone personally and would not jeopardize Mr. Malone's judgments on behalf of the Company. The Board also determined that the aggregate size of the problem loans and the swaps was immaterial relative to the assets of LMC and that termination of the loans or the swaps would not reasonably be expected to have a material and adverse effect on the financial condition or results of operations of LMC.

During 2004, Brian L. Roberts, a director of the Company, was also Chairman and CEO of Comcast Corporation ("Comcast"). During 2004, the Company made loans to certain of Comcast's affiliated companies at floating interest rates. The only indebtedness to the Company outstanding at any time during 2004, net of loans participated to the Bank, was a $50 million loan made by the Company, in 2004, under a syndicated credit facility to an affiliate of Comcast, which was subsequently participated to the Bank. At year-end 2004, there were no loans outstanding from the Company to Comcast or any of its affiliated entities.

Prior to 2004, the Bank made a loan under a syndicated credit facility to an entity in which Comcast subsequently acquired an interest. Prior to Comcast's acquisition of its interest in the borrower, approximately $33 million of the loan had been classified as a potential problem loan. During 2004, the loan continued to be classified as a potential problem loan and from January through March 2004, the borrower was not in compliance with a leverage covenant applicable to the facility. With the consent of the lenders, the borrower sold assets and repaid a portion of the loan. The credit agreement was then modified and the borrower is in compliance with its covenants. At year-end 2004, outstandings had declined to approximately $19 million, and the loan was performing as agreed but continued to be classified as a potential problem loan.

The Board considered credit exposures to Comcast and its affiliates when determining the independence of Mr. Roberts. After a review of the status of the exposures, including a review of the potential problem loan cited herein, the Board determined that the Company's relationships with Comcast and its affiliates were not material to Mr. Roberts personally and would not jeopardize Mr. Roberts' judgments on behalf of the Company. The Board also determined that the size of the potential problem loan was immaterial relative to Comcast's assets and that termination of the loan would not reasonably be expected to have a material and adverse effect on the financial condition or results of operations of Comcast.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers ("Reporting Persons") to file with the Securities and Exchange Commission and the NYSE, within specified due dates, reports relating to their ownership of and transactions in the Company's equity securities.

Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during 2004 its Reporting Persons have complied with all applicable Section 16(a) filing requirements on a timely basis.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of December 31, 2004 concerning persons which to the knowledge of the Company had beneficial ownership of more than 5% of the voting securities indicated.


                                Name and Address of         Amount and Nature of
  Title of Class                Beneficial Owner            Beneficial Ownership          Percent of Class
--------------------------  ---------------------------  --------------------------  --------------------------
Common Stock                     Capital Research
                            and Management Company (1)          54,150,000                     7.0%
                             333 South Hope Street
                              Los Angeles, CA 90071


--------------

  (1) Capital Research and Management Company, an investment adviser and a wholly owned subsidiary of The Capital Group Companies, Inc. had sole dispositive power with respect to all of the reported shares as a result of acting as investment adviser to various investment companies which are subsidiaries of The Capital Group Companies, Inc.

ITEM 2.   PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP to serve as the Company's independent public accountants for the year 2005 and the Board of Directors recommends that shareholders ratify such appointment at the Annual Meeting.

Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, to have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU MARK YOUR PROXY FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

ITEM 3.   SHAREHOLDER PROPOSAL

SHAREHOLDER PROPOSAL WITH RESPECT TO CUMULATIVE VOTING

Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W. Suite 215, Washington, DC 20037, who is the owner of 1,002 shares of the Common Stock of the Company, has advised the Company that she intends to present the following proposal at the Annual Meeting:

RESOLVED: "That the stockholders of Bank of New York, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit."

PROPONENT'S STATEMENT IN SUPPORT OF RESOLUTION:

REASONS: "Many states have mandatory cumulative voting, so do National Banks."

"In addition, many corporations have adopted cumulative voting. A director elected through cumulative voting could be more inclined to vote for issues favored by outside independent shareowners. According to the 2004 proxy statement loans made to entities affiliated with two directors were classified as potential problem loans (see pages 24-25 of the 2004 proxy statement). Directors elected through cumulative voting might ask questions about whether loans were made to some politicians, the auditing of some New York City and STATE pension funds, and other timely topics, such as having the annual meeting date and time where more outside independent shareholders could attend."

"If you AGREE, please mark your proxy FOR this resolution."

MANAGEMENT RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board believes that the current voting procedure, where each share is entitled to one vote for each nominee for director is inherently fair and representative of the interests of all of the Company's shareholders. Cumulative voting, as suggested by the proponent, would make it possible for shareholders representing a minority of all shares to elect a director to represent their own particular interests. This could result in a Board of Directors on which each director advocates the particular position of the group which elected him or her, rather than the positions that are in the best interests of your Company and all shareholders. Effective corporate governance requires a board whose members can all work together effectively without political or personal conflicts. Board candidates who are primarily anchored to single-issue causes are not likely to be legitimate representatives of the entire ownership. The current one-share one-vote system should be retained.

ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU MARK YOUR PROXY AGAINST ADOPTION OF THIS SHAREHOLDER PROPOSAL.

ITEM 4.   SHAREHOLDER PROPOSAL

SHAREHOLDER PROPOSAL WITH RESPECT TO EXECUTIVE COMPENSATION

Mr. William Steiner, 112 Abbottsford Gate, Piermont, New York 10968, who is the owner of 1,400 shares of the Common Stock of the Company, has advised the Company that he intends to present the following proposal at the Annual Meeting.

RESOLVED, Shareholders recommend that our Corporation's by-laws be amended by adding the following new Section:

"Section A.1. Executive Compensation. From the date of adoption of this section no officer of the Corporation shall receive annual compensation in excess of the limits established by the U.S. Internal Revenue Code for deductibility of employee remuneration, without approval by a vote of the majority of the stockholders within one year preceding the payment of such compensation. The only exception would be interference with un-removable contractual obligations prior to this proposal.

For purposes of the limit on executive compensation established by this Section, the Corporation may exclude compensation that qualifies either as "performance-based compensation" or as an "incentive stock option" within the meaning of the Internal Revenue Code only if:

         (a) in the case of performance-based compensation, the Corporation shall first have disclosed to stockholders the specific performance goals and standards adopted for any performance-based compensation plan, including any schedule of earned values under any long-term or annual incentive plan; and

         (b) in the case of incentive stock options, the Corporation shall record as an expense on its financial statements the fair value of any stock options granted."

PROPONENT'S STATEMENT IN SUPPORT OF RESOLUTION:

This proposal was submitted by William Steiner, 112 Abbottsford Gate, Piermont, NY 10968.

This proposal would require that our company not pay any executive compensation in excess of the amount the Internal Revenue Code permits to be deducted as an expense for federal income tax purposes, without first securing shareholder approval.

Currently, the Code provides that publicly held corporations generally may not deduct more than $1 million in annual compensation for any of the company's five highest-paid executives. The Code provides an exception for certain kinds of "performance-based compensation."

Under this proposal our company would be able to pay "performance-based compensation" in excess of the deductibility limit, so long as the company has disclosed to shareholders the performance goals and standards the Board has adopted under these plans. This proposal also provides an exception for incentive stock options, if the Board has recorded the expense of such options in its financial statements.

A proposal similar to this was submitted by Amanda Kabn-Kirty to MONY Group and received a 38% yes-vote as a more challenging binding proposal at the MONY 2003 annual meeting. The 38% yes-vote was more impressive because:

       1) This was the first time this proposal was ever voted.

       2) The proponent did not even solicit shareholders votes.

I think it is reasonable to require our company to fully disclose to shareholders both the costs and the terms of its executive compensation plans, if the Board wishes to pay executives more than the amounts that are generally deductible under federal income taxes.

MANAGEMENT RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board believes that this proposal could hinder the Company's ability to attract and retain highly qualified senior executives. While the compensation philosophy of the Company, as set forth in the Compensation Committee Report which appears in this Proxy Statement, is to tie compensation to performance, your Company needs flexibility to tailor competitive employment packages to individual circumstances. The compensation paid by the Company is consistent with industry practice and has been reviewed by a committee of independent directors in the case of senior executive officers.

The fundamental difference between the Board and the Compensation Committee's current executive compensation program and the shareholder proposal is the lack of flexibility in the proposal. The Board and the Compensation Committee believe that it is important to preserve the flexibility of the Company's compensation program so that the Company can choose incentives that best balance the variety of goals that your Company seeks to pursue through its compensation arrangements. Limiting the Compensation Committee's ability to design competitive compensation programs would place your Company at a significant competitive disadvantage in the recruitment and retention of senior executives.

The Board believes that its current executive compensation program meets the concerns of shareholders that executive compensation be tied to the Company's performance and provide long-term incentives to executives, while providing the Board and the Compensation Committee with the flexibility necessary to recruit and retain senior executives in a competitive environment.

ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU MARK YOUR PROXY AGAINST ADOPTION OF THIS SHAREHOLDER PROPOSAL.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
In accordance with the rules of the Securities and Exchange Commission (the "SEC"), shareholders who intend to present proposals at the 2006 Annual Meeting of Shareholders must submit such proposals in time for them to be received by the Company on or before December 13, 2005, for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. A shareholder proposal submitted outside the process of SEC Rule 14a-8 is considered untimely if it is not received by January 12, 2006.


                                                Raymond J. Dorado
March 14, 2005                                  Assistant Secretary



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




                                                                       EXHIBIT A

GUIDELINES FOR DETERMINING DIRECTOR INDEPENDENCE

A substantial majority of the Board of Directors will be independent, as that term is defined in any applicable laws and regulations including the listing standards of the New York Stock Exchange. The Company recognizes that Independent Directors and Directors who are deemed not independent all make valuable contributions to the Board and to the Company by reason of their experience and judgment.

A Director will be considered independent only if the Board has affirmatively determined that the Director has no material relationship with the Company that would impair his or her independent judgment. The Board will review factors affecting independence at the time a Director is proposed for election or re-election. In the process of making such determinations, the Board will consider the nature, extent and materiality of the Director's relationships with the Company and the Board will apply the following guidelines:

       o A Director will be deemed not to be independent by the Board of Directors if the Board finds that

             (a) a Director is employed by the Company or a Director's immediate family member is employed by the Company as an executive officer, other than as an interim executive officer;

             (b) a Director or a Director's immediate family member receives more than $100,000 per year in compensation from the Company, other than Director's fees, pension or other forms of deferred compensation that is for prior service and not contingent upon continued service, compensation for former service as an interim Chairman or CEO, or compensation received by an immediate family member for service as an employee below the level of executive officer;

             (c) a Director or an immediate family member of the Director is a current partner of a firm that is the Company's external auditor; a Director is a current employee of a firm that is the Company's external auditor; a Director has an immediate family member who is a current employee of a firm that is the Company's external auditor and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or a Director or an immediate family member of the Director was within the past three years (but no longer is) a partner or employee of a firm that is the Company's external auditor and personally worked on the Company's audit within that time;

             (d) a Director or a Director's immediate family member is employed as an executive officer by another entity whose compensation committee includes any present executive of the Company;

             (e) a Director is currently employed, or a Director's immediate family member is currently employed as an executive officer, by an entity (including a tax exempt entity) that makes payments to, or receives payments from, the Company for goods or services (other than charitable contributions) in an amount that exceeds, in a single fiscal year, the greater of $1 million or two percent of that entity's consolidated gross revenues; or

             (f) any of the situations described in (a), (b), (c), (d) or (e) above existed within the past three years; provided, however, that (i) prior to November 4, 2004, a one-year look back period will apply, (ii) with respect to (c) above, if a Director was independent upon application of the one year test but not deemed independent when the three year test was applied, then the Company has until after its first annual meeting after June 30, 2005 to take action in light of the Director's change in status, (iii) in applying the look back in (d) above, the Director would not be deemed to be independent only if he/she or an immediate family member of the Director were an executive officer of the other entity at the same time that a present executive officer of the Company served on the other entity's compensation committee, and (iv) consideration of the financial test in (e) above will only be required if a Director or a Director's immediate family member is currently employed by an entity which is making payments to or receiving payments from the Company.

             Additionally, the Company will disclose in its Annual Proxy Statement any charitable contributions to any charitable organization in which a Director serves as an executive officer, if within the preceding three years, contributions, excluding matching gifts, in a single fiscal year exceeded the greater of $1 million or two percent of the charitable organization's consolidated gross revenues, and, in such case, the Board will consider the materiality of such contributions.

             For purposes of this document "family member" includes a director's spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director's home.

         o A Director will be deemed not to be independent by the Board of Directors if the Board finds that a Director has material business arrangements with the Company which would jeopardize the Director's judgment. The Board will review for materiality all business arrangements between the Company and the Director and all business arrangements between the Company and an entity for which the Director serves as an officer or general partner or owns more than five percent. Arrangements are not material and not likely to jeopardize the Director's judgment, and thereby his/her independence, if

                  (a) the arrangements are usually and customarily offered to customers by the Company;

                  (b) the arrangements are offered on substantially similar terms as those prevailing at the time for comparable transactions with other customers under similar circumstances;

                  (c) in the event that (i) a proposed arrangement were not made or (ii) an existing arrangement were terminated in the normal course of business, that action would not reasonably be expected to have a material and adverse effect on the financial condition, results of operations, or business of the recipient;

                  (d) in the case of extensions of credit, the credit extended is not more than five percent of the assets of the borrower or in the case of credit extensions to a family of entities, the aggregate credit extended is not more than five percent of the total assets of the combined entities;

                  (e) in the case of extensions of credit, the credits are not in payment default; and

                  (f)      in the case of  personal  loans,  all  such  loans to
                           Directors   are   subject  to  and   compliant   with
                           Regulation O of the Federal Reserve Bank.

In applying the factors listed in (a) through (f) above, the Board will consider such other factors as it may deem necessary to arrive at sound determinations as to the independence of each Director, and such factors may override the conclusions of independence or non-independence that would be reached simply by applying the guidelines. In such cases, the basis for independence determinations will be disclosed in the Company's Annual Proxy Statement.

                                                                       EXHIBIT B

                      AUDIT AND EXAMINING COMMITTEE CHARTER

I. GENERAL

This Charter sets forth the authority and responsibilities of the Audit and Examining Committee (the "Committee") of the Board of Directors (the "Board") of The Bank of New York Company, Inc. (the "Company") and The Bank of New York (the "Bank").

The Committee assists the Board in fulfilling its statutory and fiduciary responsibilities with respect to internal controls, accounting policies, and auditing and financial reporting practices. The Committee assists the Board in its oversight of (i) the integrity of the Company's financial statements and the financial reporting process, (ii) compliance with legal and regulatory requirements, (iii) the independent public accountant's qualification and independence, and (iv) the performance of the independent public accountants and the Company's internal audit function.

The Committee will report its activities to the Board on a regular basis and make such recommendations, as the Committee deems necessary or appropriate.

The Committee is entitled to place reasonable reliance on (i) the integrity of those persons and organizations within and outside the Company from whom and from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary which will be promptly reported to the Board of Directors.

The function of the Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies as well as internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent public accountants are responsible for planning and performing proper audits, including an audit of the Company's annual consolidated financial statements filed on Form 10-K, and other procedures, including reviews of the Company's unaudited interim consolidated financial statements prior to the filing of each quarterly report on Form 10-Q. The Committee is responsible for maintaining open communication between the Committee and the independent public accountants, internal auditors, management, and the Board of Directors.

The Committee will have full access to the Company's books, records, facilities, and personnel. The Committee has the authority and available funding to perform or supervise special investigations, to engage outside experts, including legal and accounting experts, and to incur administrative expenses in connection with fulfilling its obligations. The Committee will have the sole authority to approve fees and related terms of engagements for outside experts.

The Committee will conduct an annual self-evaluation of its effectiveness.

This charter will be published on the Company's Website and in the Annual Proxy Statement, and will be available in written form upon request.

The Committee will review and assess the adequacy of this written charter annually and recommend changes to the Board of Directors when necessary.

II. MEMBERSHIP

The Committee members will be appointed by the Board of Directors, and the Chairman of the Committee will be designated by the Board. The Committee will consist of three or more members who are all Independent Directors meeting the requirements of applicable laws, regulations and the listing standards of the New York Stock Exchange as determined by the Board of Directors in its business judgment, and the selection of members will be based on the specific needs of the Company and regulation.

With respect to Committee members, the basis for determining independence will be the director independence guidelines specified in the Company's Corporate Governance Guidelines plus additional requirements imposed upon audit committees by the Securities and Exchange Commission: (i) the Committee members will not receive, directly or indirectly through their affiliations or relatives, any consulting, advisory or other compensatory fee from the Company or its subsidiaries other than Director's Fees as defined in the Company's Corporate Governance Guidelines and fixed amounts of compensation under a retirement plan for prior service, and (ii) the Committee members cannot be "affiliated persons" of the Company as such term is described in the Securities and Exchange Commission rules implementing Section 301 of the Sarbanes-Oxley Act of 2002.

The composition of the Committee and its independence will be reviewed annually by the Board of Directors.

Should there be members who sit simultaneously on the Audit Committees of three or more public companies, the Board will determine if their duties on other boards impair their ability to serve effectively on the Audit and Examining Committee of the Company, and such determinations will be disclosed in the Annual Proxy Statement.

All members of the Committee will be "financially literate," and collectively the members shall have such other qualifications as mandated by the Securities and Exchange Commission. As required by New York Stock Exchange Listing Standards or by law or regulation, at least one member will have "accounting or related financial management expertise." To the extent that the Committee may have an "audit committee financial expert," as defined in regulations of the Securities and Exchange Commission, the designation of a person as the Company's audit committee financial expert will not impose any duties, obligations or liability on that person that are greater than those imposed on other members of the Committee and the Board who do not carry this designation, nor will it affect the duties, obligations or liability of any other member of the Committee or the Board. The Board of Directors will perform an annual review to confirm the qualifications and independence of the Committee. Committee members will serve at the pleasure of the Board and may be removed by the Board of Directors in its discretion.

III. MEETINGS

The Committee will meet as often as necessary to fulfill its duties and responsibilities.

Minutes of all meetings will be approved by the Committee and maintained.

The Committee will meet separately at least quarterly with each of management, the Chief Auditor, the General Counsel and the independent public accountants, providing sufficient time to discuss any matters that the Committee or any of these persons or firms believes should be discussed.

The Committee may request any officer or employee of the Company or outside counsel to the Company or independent public accountants or any special counsel or advisors to the Committee to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV. DUTIES AND RESPONSIBILITIES

A. MATTERS TO BE REVIEWED AND DISCUSSED BY THE COMMITTEE

The Committee will review management's assessment of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention and detection of management override or compromise of internal controls.

The Committee will review the Report on Internal Controls that is filed within the Company's Annual Report. That report will state the responsibilities of management for establishing and maintaining an adequate internal control structure and procedures for financial reporting and contain an assessment of the effectiveness of such structure and procedures. The Committee will also review the independent public accountants' examination of management's assertion regarding the Company's internal control over financial reporting.

The Committee will discuss with management, the Chief Auditor and/or the independent public accountants, as appropriate, significant proposed or contemplated changes to the Company's auditing and accounting principles, policies, controls, procedures and practices, and will inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.

The Committee will review and discuss with management and the independent public accountants the scope of services required at the commencement of the audit, matters relating to the conduct of the audit, and the results of the audit.

The Committee, or in its discretion, the Chairman of the Committee, will discuss with management, the Chief Auditor and/or the independent public accountants, as appropriate, the Company's financial earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

The Committee will review with management, the independent public accountants, and the Chief Auditor the Company's annual consolidated financial statements and the related opinion thereon, prior to filing with the Securities and Exchange Commission. The Chief Executive Officer, Chief Financial Officer, and Chief Auditor will be present at this review, which will include a review of (i) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's Annual Report on Form 10-K, (ii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements, (iii) significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues regarding the adequacy of the Company's internal controls, and any special audit steps adopted in light of material control deficiencies, and (iv) any other matters to be reviewed per the requirements of the Securities and Exchange Commission, other regulatory agencies, or the New York Stock Exchange.

The Committee will review the independent public accountants' judgment about the quality of accounting principles as applied in financial reporting, and will review and assess the reasonableness of analyses prepared by management and the independent public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements. Specifically, the independent public accountants will report to the Committee (i) all critical accounting policies and practices used by the Company, (ii) all material alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent public accountants, (iii) other material written communications between the independent public accountants and management, and (iv) any accounting or auditing issues at the Company on which the independent public accountants consulted its national office.

The Committee will review the interim financial statements and disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" with management and the independent public accountants prior to the filing of the Company's Quarterly Report on Form 10-Q. The Chief Executive Officer, Chief Financial Officer, and Chief Auditor must be present at this review. Also, the Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent public accountants under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

In conjunction with the reviews of the Company's Forms 10-K and 10-Q, the Committee will also receive a report from the Disclosure Committee and review the process for the Chief Executive Officer and Chief Financial Officer quarterly certifications of the SEC filings, as well as the Company's disclosure controls and procedures, including any changes or deficiencies. The Committee will receive and consider reports from the CEO and CFO made in connection with their certification of the Company's Form 10-K and 10-Q about (i) any significant deficiencies in the design or operation of internal controls or material weaknesses therein and (ii) any fraud involving management or other employees who have a significant role in the Company's internal controls.

The Committee will obtain from the independent public accountants assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934.

The Committee will prepare and review with the independent public accountants the report relating to its oversight role, as required by the Securities and Exchange Commission, for inclusion in the Company's Annual Proxy Statement.

The Committee will review with management and the independent public accountants the content and the basis for reports relating to internal control over financial reporting as required under the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA).

At least annually, the Committee will obtain and review a report by the independent public accountants describing: the independent public accountants' internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent public accountants and the Company.

The Committee will review with management, the General Counsel, the Chief Compliance Officer, and the Chief Auditor the Company's compliance with laws and regulations, including the laws and regulations relating to safety and soundness designated by responsible banking agencies and will also review management's assertions with respect to laws and regulations.

The Committee will receive from management and review the results of all unsatisfactory regulatory examination reports, if there be any, and management's responses thereto.

The Committee will review and discuss policies with respect to risk management and risk assessment. The Committee may discharge this duty by receiving and discussing at least annually a report from the Risk Committee of the Board of Directors summarizing their reviews of the Company's methods for identifying and managing risks.

The Committee will review and discuss any reports received from attorneys with respect to securities law violations and/or breaches of fiduciary duties which were reported to the General Counsel or the Chief Executive Officer and not resolved to the satisfaction of the reporting attorney.

The Committee will establish and maintain procedures for the receipt, treatment and retention of complaints related to accounting, internal accounting controls, auditing matters, and other situations which affect or could potentially affect the accuracy of the books and records of the Company. The Chairman of the Audit and Examining Committee will review such complaints, if material, and take appropriate action.

The Committee will receive from the Chief Compliance Officer each year a report on compliance with the Code of Conduct.

B. THE COMMITTEE'S RELATIONSHIP WITH THE INDEPENDENT PUBLIC ACCOUNTANTS

The Committee has direct responsibility to select and appoint the independent public accountants. Annually, the Committee will recommend that the Board request shareholder ratification of the appointment of the independent public accountants. The independent public accountants are to report to the Committee. The Committee also has the responsibility to evaluate and, when appropriate, to remove the independent public accountants. The Committee is responsible for setting the compensation of the independent public accountants, and the Committee shall periodically review the fees charged by the independent public accountants for all audit services and permitted audit-related, tax and other services.

The  Committee  is  responsible   for  oversight  of  the   independent   public
accountants' work as it pertains to the audit of the Company's financial statements and related disclosures, and other audit or attest services. The Committee will discuss with the independent public accountants the overall scope and plans for their audit, including the adequacy of staffing. The independent public accountants will also report to the Committee on the results of the audit, and the Committee will discuss any management or internal control letter issued or proposed to be issued by the independent public accountants. The Committee will perform an annual evaluation of the independent public accountant's qualifications, performance, and independence, as well as evaluate the performance of the lead engagement partner.

Annually, the Committee will receive from the independent public accountants written disclosures about their independence and discuss with them any factors that might detract from their independence. Public accountants will not be independent if, at any point during the audit and professional engagement period, any audit partner earns or receives compensation based on that partner's procuring engagements with the Company to provide any services other than audit, review, or attest services. The lead and concurring partner must rotate after five years and be subject to a five-year "time-out" period after rotation. Audit partners, other than the lead and concurring partner, will be subject to rotation and time-out periods as prescribed by regulation.

The Committee is responsible for the pre-approval of all audit and permitted non-audit services performed by the independent public accountants, and the Committee will not engage the independent public accountants to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate authority for the pre-approval of all audit and non-audit services to a member of the Committee. All such approvals will be reported at the next subsequent Committee meeting. As an alternative to pre-approving each non-audit service, the Committee may establish and disclose policies and procedures for pre-approval, provided they are consistent with requirements of applicable laws and regulations.

The Committee will require the independent public accountants to certify annually that they are in compliance with all applicable legal and regulatory requirements including those addressing rotation of lead and concurring partners, provisions of prohibited services, document retention, and the submission of timely reports.

The Committee will prohibit management from hiring as a manager overseeing financial reporting matters of the Company, any person who was employed by the independent public accountants and was the lead partner, concurring partner, or any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for the Company within the one-year period preceding the commencement of the audit of the current year's financial statements.

The Committee will review with the independent public accountants any material audit problems or difficulties and management's response and will consider disagreements between management and the independent public accountants, if any arise, and oversee any process for resolution.

C. DUTIES WITH RESPECT TO INTERNAL AUDIT

The Committee will receive annually from the Chief Auditor the internal audit plan, including the purpose, scope, and authority of the internal audit function, organizational reporting lines, and budget and staffing. This plan is subject to Committee approval. Periodically, the Committee will review the Chief Auditor's reports describing progress against this plan and describing significant deficiencies in the system of internal controls, significant operating issues, or other matters of interest to the Committee.

The Committee will review recommendations of management with respect to the appointment, compensation, and replacement of the Chief Auditor prior to management's taking actions to hire, set compensation or replace the Chief Auditor. The Chief Auditor is accountable to the Committee. The Committee will advise the Chief Auditor that he or she is expected to provide the Committee with summaries of significant reports to management prepared by the Internal Auditing Division and management's responses thereto, and in some cases, the Committee may require the actual reports. In addition, the Chief Auditor will report to the Committee on the follow-up of significant issues raised in reports and the resolution thereof.

----------------       ----------------------------------------------------
  THE
 BANK OF
  NEW                           A REMINDER ABOUT OUR ANNUAL REPORT
  YORK
  COMPANY, INC.
----------------       ----------------------------------------------------

You are receiving this proxy card to vote the shares of The Bank of New York Company, Inc. stock that you own through your Company benefit plan(s). The Bank of New York Company, Inc. Annual Report will not be distributed to active employees who own Company stock through any of the Company's benefit plans.
Employees who separately own Company stock outside of the benefit plans, registered in their name(s) or in street name, will continue to receive a copy of the Annual Report.

We encourage you to review the 2004 Annual Report, which is now available electronically on our website at www.bankofny.com/annualreport.

You may also request a paper copy of the 2004 Annual Report by sending an e-mail to pr@bankofny.com or by sending a written request, along with a self-addressed interoffice envelope to:

                Kathleen F. Juliano, Public Relations, BN-OWS-31











|_|                         o DETACH PROXY CARD HERE o
--------------------------------------------------------------------------------

   SIGN, DATE AND RETURN THIS      VOTES MUST BE
   PROXY CARD PROMPTLY USING       INDICATED (X) IN     [X]
   THE ENCLOSED ENVELOPE.          BLACK OR BLUE INK.

--------------------------------------------------------------------------------
              MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:
--------------------------------------------------------------------------------

1.ELECTION OF DIRECTORS:

FOR         WITHHOLD
ALL   |_|   FOR ALL    |_|    EXCEPTIONS* |_|

Nominees: Messrs. 01 - Biondi, 02 - Donofrio, 03 - Hassell, 04 - Kogan,
05 - Kowalski, 06 - Luke, 07 - Malone, 08 - Myners, 09 - Ms. Rein, Messrs. 10 - Renyi, 11 - Richardson, 12 - Roberts and 13 - Scott

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS*" BOX AND WRITE THAT NOMINEE'S NAME ON THE FOLLOWING BLANK LINE.)
Exceptions* _______________________________________________________________

                                                    FOR    AGAINST    ABSTAIN

2. Ratification of Auditors.                        |_|      |_|         |_|


--------------------------------------------------------------------------------
            MANAGEMENT RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4:
--------------------------------------------------------------------------------

                                                    FOR    AGAINST    ABSTAIN

3. Shareholder Proposal with respect to
   cumulative voting.                               |_|      |_|         |_|

4. Shareholder Proposal with respect to
   executive compensation.                          |_|      |_|         |_|




I agree to access future Proxy Statements and Annual Reports
electronically.                                                          |_|

Indicate Address Change and/or Comments
on the back of the card and Mark Here                                    |_|

 _
|                                                 -----------------------------

                                                     SCAN LINE

                                      _|          -----------------------------


Please sign exactly as the name
appears hereon.                       ------------------------------------------
                                      Date          Employee Signature

                             YOUR VOTE IS IMPORTANT
                               PLEASE VOTE TODAY



















--------------------------------------------------------------------------------

                     THE EMPLOYEE SAVINGS & INVESTMENT PLAN
                        EMPLOYEES' STOCK OWNERSHIP PLAN
             THE RETIREMENT SAVINGS PLAN OF BNY BROKERAGE INC. AND        __
                  THE RETIREMENT SAVINGS PLAN OF PERSHING LLC               |

                       THE BANK OF NEW YORK COMPANY, INC.
                      ONE WALL STREET, NEW YORK, NY 10286

                                     PROXY

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This card provides voting instructions for shares held in in the Company Stock Fund of: The Employee Savings & Investment Plan, The Employees' Stock Ownership Plan, The Retirement Savings Plan of BNY Brokerage Inc., and The Retirement Savings Plan of Pershing LLC. The undersigned hereby directs the respective fiduciary of each plan in which the undersigned holds shares of The Bank of New York Company, Inc. Common Stock to vote all whole shares of The Bank of New York Company, Inc. Common Stock held in the undersigned's name and / or account under such plan on February 22, 2005 in accordance with the instructions given on the reverse hereof, at the Annual Meeting of Shareholders to be held on April 12, 2005 or any adjournment thereof.

     UNLESS OTHERWISE SPECIFIED, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS, FOR PROPOSAL (2) AND AGAINST PROPOSALS (3) AND(4). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. PLEASE NOTE THAT IF THIS VOTING INSTRUCTION CARD IS NOT PROPERLY COMPLETED AND SIGNED, OR IF IT IS NOT RECEIVED, SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED INDIRECT PROPORTION AS SHARES IN THE APPLICABLE PLAN, FOR WHICH DIRECTIONS HAVE BEEN RECEIVED.

                                                   Address Changes/Comments
THE BANK OF NEW YORK COMPANY, INC.
101 BARCLAY ST                                 --------------------------------
A-LEVEL - PROXY DEPT.                          --------------------------------
                                               --------------------------------


                                  Please complete, sign and date this proxy on the reverse side and return it promptly in the accompanying envelope.

----------------       ----------------------------------------------------
  THE
 BANK OF
  NEW                           A REMINDER ABOUT OUR ANNUAL REPORT
  YORK
  COMPANY, INC.
----------------       ----------------------------------------------------

You are receiving this proxy card to vote the shares of The Bank of New York Company, Inc. stock that you own through your Company benefit plan(s). The Bank of New York Company, Inc. Annual Report will not be distributed to active employees who own Company stock through any of the Company's benefit plans.
Employees who separately own Company stock outside of the benefit plans, registered in their name(s) or in street name, will continue to receive a copy of the Annual Report.

We encourage you to review the 2004 Annual Report, which is now available electronically on our website at www.bankofny.com/annualreport.

You may also request a paper copy of the 2004 Annual Report by sending an e-mail to pr@bankofny.com or by sending a written request, along with a self-addressed interoffice envelope to:

                Kathleen F. Juliano, Public Relations, BN-OWS-31











|_|                         o DETACH PROXY CARD HERE o
--------------------------------------------------------------------------------

   SIGN, DATE AND RETURN THIS      VOTES MUST BE
   PROXY CARD PROMPTLY USING       INDICATED (X) IN     [X]
   THE ENCLOSED ENVELOPE.          BLACK OR BLUE INK.

--------------------------------------------------------------------------------
              MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:
--------------------------------------------------------------------------------

1.ELECTION OF DIRECTORS:

FOR         WITHHOLD
ALL   |_|   FOR ALL    |_|    EXCEPTIONS* |_|

Nominees: Messrs. 01 - Biondi, 02 - Donofrio, 03 - Hassell, 04 - Kogan,
05 - Kowalski, 06 - Luke, 07 - Malone, 08 - Myners, 09 - Ms. Rein, Messrs. 10 - Renyi, 11 - Richardson, 12 - Roberts and 13 - Scott

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS*" BOX AND WRITE THAT NOMINEE'S NAME ON THE FOLLOWING BLANK LINE.)
Exceptions* _______________________________________________________________

                                                    FOR    AGAINST    ABSTAIN

2. Ratification of Auditors.                        |_|      |_|         |_|


--------------------------------------------------------------------------------
            MANAGEMENT RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4:
--------------------------------------------------------------------------------

                                                    FOR    AGAINST    ABSTAIN

3. Shareholder Proposal with respect to
   cumulative voting.                               |_|      |_|         |_|

4. Shareholder Proposal with respect to
   executive compensation.                          |_|      |_|         |_|




I agree to access future Proxy Statements and Annual Reports
electronically.                                                          |_|

Indicate Address Change and/or Comments
on the back of the card and Mark Here                                    |_|

 _
|                                                 -----------------------------

                                                     SCAN LINE

                                      _|          -----------------------------


Please sign exactly as the name
appears hereon.                       ------------------------------------------
                                      Date          Employee Signature

                             YOUR VOTE IS IMPORTANT
                               PLEASE VOTE TODAY



















--------------------------------------------------------------------------------

                         EMPLOYEES' STOCK PURCHASE PLAN
                       THE BANK OF NEW YORK COMPANY, INC.                __
                      ONE WALL STREET, NEW YORK, NY 10286                  |

                                     PROXY

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas J. Mastro, Kevin C. Piccoli and Bruce W. Van Saun as proxies each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of The Bank of New York Company, Inc. held of record by the undersigned on February 22, 2005 at the Annual Meeting of Shareholders to be held on April 12, 2005 or any adjournment thereof.

     UNLESS OTHERWISE SPECIFIED, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS, FOR PROPOSAL (2) AND AGAINST PROPOSALS (3) AND (4). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                            THE BANK OF NEW YORK COMPANY, INC.
                            101 BARCLAY ST
                            A-LEVEL - PROXY DEPT.


  Please complete, sign and date this proxy on the reverse side and return it promptly in the accompanying envelope.

----------------       ----------------------------------------------------
  THE                        THREE ALTERNATE WAYS TO VOTE YOUR SHARES
 BANK OF                       VOTE BY TELEPHONE, INTERNET OR MAIL
  NEW
  YORK                            24 HOURS A DAY - 7 DAYS A WEEK
  COMPANY, INC.         SAVE YOUR COMPANY MONEY - IT'S FAST AND CONVENIENT
----------------       ----------------------------------------------------

        INTERNET                                      TELEPHONE                                    MAIL

 https://www.proxyvotenow.com/bny                   1-866-814-2812                  o Mark,  sign and date your proxy
                                                                                      card.
o Go to the website address listed        o Use any touch-tone telephone.           o Detach your proxy card.
  above.                              OR  o HAVE YOUR PROXY CARD READY.        OR   o Return  your  proxy card in the
o HAVE YOUR PROXY CARD READY.             o Follow   the  simple   recorded           postage-paid envelope provided.
o Follow the  simple  instructions          instructions.
  that  appear on  your   computer
  screen.

                                             Your  telephone  or  internet  vote
                                             authorizes  the  named  proxies  to
                                             vote your shares in the same manner
                                             as  if  you   marked,   signed  and
                                             returned  the  proxy  card.  IF YOU
                                             SUBMIT YOUR PROXY BY  TELEPHONE  OR
                                             THE  INTERNET  THERE IS NO NEED FOR
                                             YOU TO MAIL BACK YOUR PROXY CARD.

                                                       1-866-814-2812

                                                   CALL TOLL-FREE TO VOTE

                                             -----------------------------------



                                             -----------------------------------




|_|   o DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET o
--------------------------------------------------------------------------------

   SIGN, DATE AND RETURN THIS      VOTES MUST BE
   PROXY CARD PROMPTLY USING       INDICATED (X) IN     [X]
   THE ENCLOSED ENVELOPE.          BLACK OR BLUE INK.

--------------------------------------------------------------------------------
              MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:
--------------------------------------------------------------------------------

1.ELECTION OF DIRECTORS:

FOR         WITHHOLD
ALL   |_|   FOR ALL    |_|    EXCEPTIONS* |_|

Nominees: Messrs. 01 - Biondi, 02 - Donofrio, 03 - Hassell, 04 - Kogan,
05 - Kowalski, 06 - Luke, 07 - Malone, 08 - Myners, 09 - Ms. Rein, Messrs. 10 - Renyi, 11 - Richardson, 12 - Roberts and 13 - Scott

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS*" BOX AND WRITE THAT NOMINEE'S NAME ON THE FOLLOWING BLANK LINE.)
Exceptions* _______________________________________________________________

                                                    FOR    AGAINST    ABSTAIN

2. Ratification of Auditors.                        |_|      |_|         |_|


--------------------------------------------------------------------------------
            MANAGEMENT RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4:
--------------------------------------------------------------------------------

                                                    FOR    AGAINST    ABSTAIN

3. Shareholder Proposal with respect to
   cumulative voting.                               |_|      |_|         |_|

4. Shareholder Proposal with respect to
   executive compensation.                          |_|      |_|         |_|




I agree to access future Proxy Statements and Annual Reports
electronically.                                                          |_|

Indicate Address Change and/or Comments
on the back of the card and Mark Here                                    |_|

 _
|                                                 -----------------------------

                                                     SCAN LINE

                                      _|          -----------------------------


Please sign exactly as
the name appears hereon. If
stock is held in names of
joint owners, both should
sign.                          ----------------------------  -------------------
                               Date   Share Owner sign here  Co-Owner sign here

                             YOUR VOTE IS IMPORTANT
                               PLEASE VOTE TODAY



















--------------------------------------------------------------------------------

                       THE BANK OF NEW YORK COMPANY, INC.
                      ONE WALL STREET, NEW YORK, NY 10286                __
                                                                           |
                                     PROXY

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas J. Mastro, Kevin C. Piccoli and Bruce W. Van Saun as proxies each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of The Bank of New York Company, Inc. held of record by the undersigned on February 22, 2005 at the Annual Meeting of Shareholders to be held on April 12, 2005 or any adjournment thereof.

     UNLESS OTHERWISE SPECIFIED, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS, FOR PROPOSAL (2) AND AGAINST PROPOSALS (3) AND (4). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                THE BANK OF NEW YORK COMPANY, INC.
                                P.O. BOX 11198
                                NEW YORK, N.Y. 10203-0198

   Address Changes/Comments

--------------------------------
--------------------------------
--------------------------------

Please complete, sign and date this proxy on the reverse side and return it promptly in the accompanying envelope.

             THE
            BANK OF
============  NEW   ============================================================
             YORK
             COMPANY, INC.

TO PARTICIPANTS IN THE EMPLOYEES' STOCK PURCHASE PLAN, EMPLOYEE SAVINGS & INVESTMENT PLAN, EMPLOYEES' STOCK OWNERSHIP PLAN, THE RETIREMENT SAVINGS PLAN OF
       BNY BROKERAGE INC. AND THE RETIREMENT SAVINGS PLAN OF PERSHING LLC

ENCLOSED IS THE PROXY STATEMENT FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS OF THE BANK OF NEW YORK COMPANY, INC.

ALSO ENCLOSED ARE ONE OR MORE PROXY CARDS ENABLING YOU TO VOTE THE FULL SHARES HELD FOR YOUR ACCOUNT IN THE COMPANY STOCK FUND IN EACH PLAN IN WHICH YOU ARE A PARTICIPANT (FRACTIONAL SHARE INTERESTS ARE NOT VOTED).

EMPLOYEES' STOCK PURCHASE PLAN

Please mark your vote, sign and date the enclosed proxy card to vote whole shares held in your account in the Employees' Stock Purchase Plan.

EMPLOYEE SAVINGS & INVESTMENT PLAN, EMPLOYEES' STOCK OWNERSHIP PLAN, THE RETIREMENT SAVINGS PLAN OF BNY BROKERAGE INC. AND THE RETIREMENT SAVINGS PLAN OF PERSHING LLC.

Shares held in these accounts are voted by the trustee(s) of each plan. You instruct the trustee(s) how to vote the whole shares in your account in these plans by marking your vote, signing and returning the proxy card(s) in the enclosed envelope. Please note that if this Voting Instruction Card is not properly completed and signed, or if it is not received, shares allocated to your account will be voted in direct proportion as shares in the applicable plan, for which directions have been received.

        YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD(S) TODAY!

                                                       RAYMOND J. DORADO
                                                       Assistant Secretary

  TO EMPLOYEES WHO OWN THE BANK OF NEW YORK COMPANY, INC. COMMON STOCK

                             YOUR VOTE IS IMPORTANT

 IF YOU HAVE NOT ALREADY VOTED, PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY.



Raymond J. Dorado
Assistant Secretary


NOTE: The company is sending this email to all employees. If you do not own Company shares, please disregard this notice.


                                              Thank you.